UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule
14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
SEPTERNA, INC.

(Name of Registrant as Specified In Its Charter)
Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SEPTERNA, INC.

250 East Grand Avenue

South San Francisco, CA 94080

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 17, 2025

Notice is hereby given that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Septerna, Inc. will be held virtually on June 17, 2025, at 2:00 p.m. Pacific Time. The Annual Meeting will be held as a virtual meeting, which will be conducted via live webcast. We are utilizing a virtual-only meeting format in order to leverage technology to enhance stockholder access to the Annual Meeting by enabling stockholder attendance and participation from any location. We believe that the virtual-only meeting format will give stockholders the opportunity to participate fully and equally, and without cost, and to exercise the same rights as if they had attended an in-person meeting. You may attend the meeting virtually via live webcast at www.virtualshareholdermeeting.com/SEPN2025, where you will be able to vote electronically and submit questions. You will need the 16-digit control number included with the Notice of Internet Availability of Proxy Materials being mailed to you separately in order to attend the Annual Meeting.

Stockholders of record at the close of business on April 21, 2025, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any continuation, adjournment or postponement of the Annual Meeting. The purpose of the Annual Meeting is the following:

1.

To elect two Class I directors to our board of directors, each to serve until the Company’s 2028 Annual Meeting of Stockholders and until his respective successor has been duly elected and qualified, or until his earlier death, resignation or removal;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

3.	To transact any other business properly brought before the Annual Meeting or any continuation, adjournment or postponement of the Annual Meeting.

You can find more information on each of the matters to be voted on at the Annual Meeting, including information regarding the nominee for election to our board of directors, in the accompanying proxy statement. The board of directors recommends a vote “FOR” the election of each of the two nominees for Class I directors and “FOR” the ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2025, as disclosed in more detail in the accompanying proxy statement.

We are pleased to take advantage of the rules of the Securities and Exchange Commission (the “SEC”) that allow companies to distribute their proxy materials over the Internet under the “Notice and Access” approach. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the accompanying proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2024 (the “2024 Annual Report”). We will mail the Notice on or about April 29, 2025, and it will contain instructions on how to access both the 2024 Annual Report and accompanying proxy statement (together with the Notice, the “Proxy Materials”) over the Internet. This method allows us to provide our stockholders with expedited access to the Proxy Materials, while lowering the cost of printing and distribution and reducing the environmental impact of the Annual Meeting. If you would like to receive a printed copy of the Proxy Materials, free of charge, please follow the instructions on the Notice.

To attend the Annual Meeting virtually via the Internet, please visit www.virtualshareholdermeeting.com/SEPN2025, which will allow you access to the Annual Meeting and will permit you to submit questions. Please see the “General Information” section of the proxy statement that accompanies this notice for more details regarding the logistics of the Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform. You will not be able to attend the Annual Meeting in person.

Your vote is important. Whether or not you expect to attend the Annual Meeting virtually and vote your shares online, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting, by submitting your proxy via the Internet at the address listed on the Notice, by telephone as described in the instructions included in the Notice or, if you requested copies of the proxy materials by mail, by completing, signing, dating and returning the proxy card. Submitting your vote via the Internet or by telephone or proxy card will not affect your right to vote online during the Annual Meeting if you decide to attend the Annual Meeting. If your shares are held in “street name” (i.e., held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee explaining how to vote your shares, and you will have the option to cast your vote by telephone or over the Internet if your voting instruction form from your broker or nominee includes instructions and a toll-free telephone number or Internet website to do so. In any event, to be sure that your vote will be received in time, please cast your vote by your choice of available means, at your earliest convenience.

By order of the board of directors,

/s/ Jeffrey Finer, M.D., Ph.D.

Jeffrey Finer, M.D., Ph.D.

Chief Executive Officer

South San Francisco, CA

April 29, 2025

i

SEPTERNA, INC.

250 East Grand Avenue

South San Francisco, CA 94080

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 17, 2025

This proxy statement contains information about the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Septerna, Inc., which will be held on June 17, 2025, at 2:00 p.m. Pacific Time. In order to leverage technology to enhance stockholder access to the Annual Meeting by enabling stockholder attendance and participation from any location, the Annual Meeting will be held virtually via live webcast. The board of directors of Septerna, Inc. (the “board of directors” or “board”) is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Septerna,” the “Company,” “we,” “us,” “our,” and similar designations refer to Septerna, Inc. The mailing address of our principal executive office is Septerna, Inc., 250 East Grand Avenue, South San Francisco, CA 94080.

In order to attend the Annual Meeting virtually, you will be required to enter the 16-digit control number provided in the Notice of Internet Availability of Proxy Materials (the “Notice”) or the proxy card at www.ProxyVote.com. Beneficial owners of shares held in “street name” should follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares on how to attend and vote at the Annual Meeting. Please see the “General Information” section of the proxy statement for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform. You will not be able to attend the Annual Meeting in person.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the Annual Meeting by giving our Corporate Secretary written notice to that effect.

We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2024 (the “2024 Annual Report”), available to stockholders on or about April 29, 2025.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering (“IPO”) in October 2024; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.235 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission (the “SEC”). Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 17, 2025:

This proxy statement, the accompanying proxy card and our 2024 Annual Report are available for viewing, printing and downloading at www.ProxyVote.com.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the

SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to

Septerna, Inc., 250 East Grand Avenue, South San Francisco, CA 94080, Attention: Corporate

Secretary. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended

December 31, 2024, are also available on the SEC’s website at www.sec.gov.

SEPTERNA, INC.

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide access to our Proxy Materials to our stockholders via the Internet. Accordingly, on or about April 29, 2025, we will begin mailing the Notice. Our Proxy Materials, including the accompanying Notice of the 2025 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in “street name” (i.e., held for your account by a broker, bank or other nominee), a voting instruction form, and the 2024 Annual Report, will be mailed or made available to stockholders on the Internet on or about the same date.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of Proxy Materials?

Pursuant to rules adopted by the SEC, we are providing access to our Proxy Materials over the Internet rather than printing and mailing our Proxy Materials. We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our Proxy Materials. Therefore, the Notice was mailed to holders of record and beneficial owners of our common stock starting on or about April 29, 2025. The Notice provides instructions as to how stockholders may access and review our Proxy Materials, including the Notice of the 2025 Annual Meeting of Stockholders, this proxy statement, the proxy card and our 2024 Annual Report, on the website referred to in the Notice or, alternatively, how to request a printed copy of the Proxy Materials, including a proxy card by mail. The Notice also provides voting instructions. In addition, stockholders of record may request to receive the Proxy Materials in printed form by mail, or electronically by e-mail, on an ongoing basis for future stockholder meetings. Please note that, while our Proxy Materials are available at the website referenced in the Notice, and our Notice of the 2025 Annual Meeting of Stockholders, this proxy statement and our 2024 Annual Report are available on our website, no other information contained on either website is incorporated by reference in, or considered to be a part of, this proxy statement.

Who is soliciting my vote?

Our board of directors is soliciting your vote for the Annual Meeting, including any continuation, adjournment or postponement of the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 21, 2025.

How many votes can be cast by all stockholders?

There were 44,515,703 shares of our common stock, par value $0.001 per share, outstanding on April 21, 2025, including shares of restricted common stock, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. None of our shares of undesignated preferred stock were outstanding as of April 21, 2025.

Who is entitled to vote?

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at the Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Proxy Materials were forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock on your own behalf at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Note that you should also be receiving a voting instruction form for you to use from your broker. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How do I vote?

If you are a stockholder of record, there are several ways for you to vote your shares.

By Internet (before the Annual Meeting). You may vote at www.ProxyVote.com, 24 hours a day, seven days a week, by following the instructions at that site for submitting your proxy electronically. You will need the 16-digit control number provided in the Notice or the proxy card. Votes submitted through the Internet must be received by 11:59 p.m. Eastern Time, on June 16, 2025.

By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903 (toll-free from the U.S., U.S. territories and Canada), 24 hours a day, seven days a week. You will need the 16-digit control number provided in the Notice or the proxy card. Votes submitted by telephone must be received by 11:59 p.m. Eastern Time, on June 16, 2025.

By Mail. If you requested and received a paper copy of the Proxy Materials, you may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Votes submitted through the mail must be received prior to June 17, 2025.

During the Annual Meeting. If you are a stockholder of record as of the record date, you may vote during the live webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/SEPN2025. You will be required to enter the 16-digit control number provided in the Notice or the proxy card. If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

Even if you plan to attend the Annual Meeting, we recommend that you vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting. If the Annual Meeting is adjourned or postponed, the deadlines above may be extended.

If you are a beneficial owner of shares held in “street name” by your broker, bank or other nominee, you should have received a voting instruction form with these Proxy Materials from your broker, bank or other nominee rather than from us. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares will depend on the voting processes of the broker, bank or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that institution. If you hold your shares in multiple accounts, you should vote your shares as described in each set of Proxy Materials you receive.

If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies in the proxy card may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How can I virtually attend the Annual Meeting?

The Annual Meeting will be held entirely online. We are utilizing a virtual-only meeting format in order to leverage technology to enhance stockholder access to the Annual Meeting by enabling attendance and participation from any location. We believe that the virtual-only meeting format will give stockholders the opportunity to participate fully and equally, and without cost, and to exercise the same rights as if they had attended an in-person meeting. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication.

Stockholders of record as of April 21, 2025 will be able to attend and participate in the Annual Meeting online by accessing www.virtualshareholdermeeting.com/SEPN2025.

To join the Annual Meeting, you will need to have your 16-digit control number, which is provided in the Notice or the proxy card. If your shares are held in “street name” through a broker, bank or other nominee and you do not have a 16-digit control number, you must contact such broker, bank or nominee in order to gain access to the Annual Meeting.

Access to the live webcast of the Annual Meeting

The live webcast of the Annual Meeting will begin promptly at 2:00 p.m. Pacific Time on June 17, 2025. Online access to the webcast will open approximately fifteen (15) minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system. We encourage stockholders to log in to this website and access the webcast before the Annual Meeting’s start time. You should allow ample time in advance of the meeting.

Additionally, questions regarding how to attend and participate via the Internet can be answered by following the assistance instructions included at 1-800-690-6903 or by calling the technical support phone number listed on the above-mentioned website.

Submitting questions at the Annual Meeting

During the Annual Meeting, if you have your 16-digit control number and wish to ask a question, you may do so by clicking the Q&A button on the virtual meeting platform and entering your question in the field provided in the web portal at or before the time the matters are before the Annual Meeting for consideration. During the formal portion of the meeting, all questions presented should relate directly to the proposal under discussion, which will be answered before the voting is closed. We will also hold a question and answer period at the end of the meeting, as time permits, during which time we welcome questions not relating to specific proposals. To allow us to answer questions from as many stockholders as possible, we will limit each stockholder to two questions. Questions from multiple stockholders on the same topic or that are otherwise related to a particular topic may be grouped, summarized and answered together. If questions submitted are irrelevant to the business of the Annual Meeting or are out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Corporate Secretary in their reasonable judgment, we may choose not to address them. If there are any matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, such matters may be raised separately after the Annual Meeting. Following the meeting, we will post questions received during the meeting, and our responses thereto, on the Investors & News section of our website. If we received questions that were repetitive as to a particular topic, we may combine our answers to those questions into one answer on our website.

The Annual Meeting will be governed by the Annual Meeting’s Rules of Conduct, which will address the ability of stockholders to ask questions during the meeting and include rules for how questions will be recognized and addressed. Please review the Annual Meeting’s Rules of Conduct for further details. The Annual Meeting’s Rules of Conduct is available at www.ProxyVote.com prior to the Annual Meeting and will be available during the Annual Meeting at www.virtualshareholdermeeting.com/SEPN2025.

Annual Meeting technical assistance

We encourage stockholders to log into the Annual Meeting at least fifteen (15) minutes prior to the start of the Annual Meeting to test their Internet connectivity. Beginning fifteen (15) minutes prior to the start of and during the Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log-in page.

How do I revoke my proxy?

If you are a stockholder of record, you may revoke your proxy by (i) following the instructions on the Notice and submitting a new vote by Internet, telephone or mail using the procedures described in the “How do I vote?” section above before the applicable deadline, (ii) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (iii) by filing an instrument in writing revoking the proxy or by submitting another duly executed proxy card bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Septerna, Inc., 250 East Grand Avenue, South San Francisco, CA 94080, Attention: Corporate Secretary.

If your shares are held in “street name” through a broker, bank or other nominee, you must contact such broker, bank, or nominee holding your shares and follow their instructions to change your voting instructions.

How is a quorum reached?

Our amended and restated bylaws (our “bylaws”) provide that a majority of the outstanding shares entitled to vote, present in person or by remote communication, if applicable, or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the Annual Meeting.

Shares held of record by stockholders or brokers, bankers or other nominees who do not return signed and dated proxy cards or attend the Annual Meeting virtually will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Abstentions, votes withheld, and broker non-votes, will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

How is the vote counted?

Votes cast by proxy or online at the Annual Meeting will be counted by the persons appointed by the Company to act as tabulators for the meeting. The tabulators will count all votes FOR, AGAINST and WITHHELD, abstentions and broker non-votes, as applicable, for each matter to be voted on at the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our amended and restated certificate of incorporation (our “certificate of incorporation”) or our bylaws. Votes withheld, abstentions and broker “non-votes” are not included in the tabulation of the voting results with respect to any such proposal and, therefore, do not have an impact on such proposals.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to New York Stock Exchange rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under New York Stock Exchange rules but not with respect to “non-routine” matters. Proposal No. 1 is considered to be a “non-routine” item, or a “non-discretionary” item, thus your broker, bank or other agent may not vote your shares on Proposal No. 1 in the absence of your voting instructions. If you do not instruct your broker, bank or other agent on how to vote with respect to this proposal, those votes will be counted as broker “non-votes.” Proposal No. 2 is considered to be a “routine” item, or a “discretionary” item, and thus if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion. Accordingly, we do not anticipate that there will be any broker non-votes on this proposal; however, any broker non-votes will have no effect on Proposal No. 2.

Our certificate of incorporation and bylaws do not provide for cumulative voting in the election of directors. Under our bylaws, directors are elected by plurality vote. This means that the two director nominees receiving the highest number of affirmative votes properly cast will be elected as directors. You may vote for all of the director nominees, withhold authority to vote your shares for all of the director nominees or withhold authority to vote your shares with respect to any one or more of the director nominees. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees. Broker non-votes will have no effect on the election of the nominees.

To elect our director and approve the other proposals being considered at the Annual Meeting, the voting requirements are as follows:

Proposal	Vote Required	Discretionary Voting Permitted?
Election of Directors	Plurality	No
Ratification of Independent Registered Public Accounting Firm	Majority	Yes

“Discretionary Voting Permitted” means that brokers will have discretionary voting authority with respect to shares held in “street name” for their clients, even if the broker does not receive voting instructions from their client.

“Majority” means a majority of the votes properly cast for and against such matter.

“Plurality” means a plurality of the votes properly cast on such matter. For the election of directors, the two nominees receiving the highest number of affirmative votes properly cast will be elected as directors.

Who pays the cost for soliciting proxies?

Our board of directors is making this solicitation. We will pay the entire cost of preparing and distributing the Notice and our Proxy Materials and soliciting votes, including the cost of hosting the virtual Annual Meeting. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held by them for the accounts of beneficial owners, and we will pay their reasonable out-of-pocket expenses.

How may stockholders submit matters for consideration at an annual meeting?

Any stockholder who meets the requirements or the proxy rules under the Exchange Act and under our bylaws and certificate of incorporation, may submit proposals to our board of directors to be presented at the 2026 Annual Meeting of stockholders.

Under our certificate of incorporation and bylaws, the required notice must be in writing and received by our Corporate Secretary at our principal executive offices at the address set forth above not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Therefore, to be timely under these provisions, the stockholder’s notice must be received no earlier than February 17, 2026, and no later than March 19, 2026. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2026 must also satisfy the requirements or proxy rules under the Exchange Act. Such proposals must comply with Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Corporate Secretary at our principal executive offices at the address set forth above no later than December 30, 2025 in order to be considered for inclusion in the Proxy Materials to be disseminated by our board of directors for the 2026 Annual Meeting of stockholders. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send Proxy Materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC. A proposal submitted outside the requirements of Rule 14a-8 under the Exchange Act will be considered untimely if received after March 15, 2026.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act. Stockholder proposals and the required notice should be addressed to our Corporate Secretary at our principal executive offices at the address set forth above. We also encourage you to submit any such proposals via email to investors@septerna.com.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K (“Form 8-K”) to be filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Our board of directors currently consists of seven members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•	the Class I directors are Abraham Bassan, M.S. and Alan Ezekowitz, M.D., D.Phil., and their terms will expire at the Annual Meeting;

•	the Class II directors are Jake Simson, Ph. D. and Shalini Sharp, M.B.A., and their terms will expire at the annual meeting of stockholders to be held in 2026; and

•	the Class III director is Jeffrey Finer, M.D., Ph.D., Bernard Coulie, M.D., Ph.D., M.B.A., and Jeffrey Tong, Ph.D, and their terms will expire at the annual meeting of stockholders to be held in 2027.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our certificate of incorporation and bylaws provide that the authorized number of directors may be fixed from time to time by resolution of the majority of our board of directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares of capital stock then entitled to vote in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated Abraham Bassan, M.S. and Alan Ezekowitz, M.D., D.Phil. for election as the Class I directors at the Annual Meeting. The nominees are presently directors and each has indicated a willingness to continue to serve as a director, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.

Nominees for Election as Class I Directors

The following table identifies our director nominees and sets forth their principal occupation and business experience during the last five years and their ages as of April 21, 2025.

Name	Positions and Offices Held with Septerna	Director Since	Age
Abraham Bassan, M.S.	Director	2021	40
Alan Ezekowitz, M.D., D.Phil.	Director	2022	71

Abraham Bassan, M.S., has served as a member of our board of directors since November 2021. Since April 2021, Mr. Bassan has served as a Principal at Samsara, a privately held life science investment firm, where he served as a Vice President from July 2017 to April 2021. Since May 2022, Mr. Bassan has served as the interim CEO, President and a Director at Link Cell Therapies Inc., a privately held biotechnology company. From February 2021 to May 2022, Mr. Bassan served as President of Cargo Therapeutics, Inc. (Nasdaq: CRGX), a then privately held clinical-stage cell therapies company (Cargo Therapeutics). Prior to that, from December 2014 to July 2017, Mr. Bassan served as Director of Program Biology at Revolution Medicines, Inc. (Nasdaq: RVMD), a then privately held oncology company. Prior to that, from September 2012 to September 2014, Mr. Bassan served as the founder and Chief Executive Officer of Aurora Medical, Inc., a privately held molecular diagnostics testing services company. From 2010 to 2012, Mr. Bassan served as an Associate Director of Program Management at bluebird bio, Inc. (Nasdaq: BLUE) (bluebird bio), a then privately held biotechnology company, where he was the Project Manager for several of the company’s gene therapy programs.

Earlier in his career, Mr. Bassan was an Associate at Third Rock Ventures, where he played a leading role in the firm’s investment in bluebird bio, as well as the ideation of Blueprint Medicines Corporation (Nasdaq: BPMC), a publicly traded precision medicine oncology company. Mr. Bassan currently serves on the board of directors of Cargo Therapeutics. Mr. Bassan previously served on the board of directors of Graphite Bio, Inc. (merged with LENZ Therapeutics, Inc. (Nasdaq: LENZ)), from June 2020 to March 2024, and on the boards of directors of numerous privately held biotechnology companies. Mr. Bassan obtained his B.A. in Molecular Biology from Princeton University and his M.S. in Developmental Biology from Stanford University.

We believe that Mr. Bassan is qualified to serve as a member of our board of directors because of his education and experience in the life sciences field, venture capital experience, as well as his service on the boards of directors of numerous companies.

Alan Ezekowitz, M.D., D.Phil., has served as a member of our board of directors since December 2022, and previously served as our interim Chief Medical Officer from January 2022 to September 2024. Dr. Ezekowitz has served as an Advisory Partner at Third Rock Ventures, a leading biotech venture and company-formation fund, since January 2024, and was previously a Venture Partner at Third Rock Ventures from December 2019 to December 2023. Previously, from November 2011 to June 2019, Dr. Ezekowitz served as the President and Chief Executive Officer of Abide Therapeutics, Inc., a privately held biopharmaceutical company that he co-founded, which he oversaw through its acquisition by H. Lundbeck A/S in 2019. Earlier in his career, from March 2006 to March 2011, Dr. Ezekowitz was the Senior Vice President and Franchise Head at Merck Research Laboratories (Merck), a healthcare company, where he was responsible for the bone, respiratory, immunology, inflammation, dermatology, and endocrine franchises. Prior to joining Merck, Dr. Ezekowitz served at the Harvard Medical School as the Charles Wilder Professor of Pediatrics from June 1995 to March 2005, as the Head of Laboratory for Development Immunology and Principal of the Cancer Center and later as Chief of Pediatric Services at the Massachusetts General Hospital for Children from June 1995 to April 2006, and as a director of the Partners Healthcare System from 2000 to 2006. Dr. Ezekowitz currently serves as a member of the boards of directors of Fulcrum Therapeutics, Inc. (Nasdaq: FULC), a publicly traded small molecule drug discovery company, since December 2016 and Organon & Co. (NYSE: OGN), a global healthcare company, since June 2021. Dr. Ezekowitz was honored in 2008 with the establishment of the R. Alan B. Ezekowitz Professorship in Pediatrics at Harvard Medical School. He was the Principal Investigator of an NIH Program Project Grant that included Jules Hoffman, Charles Janeway and Fotis Kafatos who led to the discovery of the TOLL receptors and contributed greatly to the understanding of the field of innate immunity. Dr. Ezekowitz obtained his M.D. from the University of Cape Town in South Africa and his D.Phil. in Cellular and Molecular Biology from the University of Oxford.

We believe Dr. Ezekowitz is qualified to serve on our board of directors because of his considerable qualifications, attributes and skills, including his distinguished scientific background, experience in leadership roles in the biopharmaceutical industry, venture capital experience as well as his service on the boards of directors of numerous companies.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominees as our board of directors may designate.

Vote Required and Board of Directors’ Recommendation

To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes properly cast on the proposal, meaning that the two director nominees for Class I directors receiving the highest number of affirmative votes properly cast will be elected as directors. You may vote FOR all the nominees, FOR any one of the nominees, WITHHOLD your vote from all the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm for the election of directors. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

The proposal for the election of directors relates solely to the election of Class I directors nominated by our board of directors.

The board of directors recommends voting “FOR” the election of Abraham Bassan, M.S. and Alan Ezekowitz, M.D., D.Phil. as the Class I directors, each to serve for a three-year term ending at the annual meeting of stockholders to be held in 2028.

Directors Continuing in Office

The following table identifies our continuing directors and sets forth their principal occupation and business experience during the last five years and their ages as of April 21, 2025.

Name	Position and Offices Held with Septerna	Director Since	Class and Year in Which Term Will Expire	Age
Jeffrey Finer, M.D., Ph.D.	Chief Executive Officer, President and Director	2021	Class III - 2027	59
Jeffrey Tong, Ph.D.	Chairman and Director	2019	Class III - 2027	50
Bernard Coulie, M.D., Ph.D., M.B.A.	Director	2023	Class III - 2027	59
Shalini Sharp, M.B.A.	Director	2024	Class II - 2026	50
Jake Simson, Ph.D.	Director	2023	Class II - 2026	39

Class II Directors (Term Expires at 2026 Annual Meeting)

Shalini Sharp, M.B.A., has served as a member of our board of directors since January 2024. Ms. Sharp served as Executive Vice President and Chief Financial Officer of Ultragenyx Pharmaceuticals Inc. (Nasdaq: RARE), a publicly traded biopharmaceutical company, from May 2012 to October 2020. Previously, from August 2003 to May 2012, Ms. Sharp held positions of increasing responsibility at Agenus, Inc. (Nasdaq: AGEN), a publicly traded clinical-stage immune-oncology company, including as Chief Financial Officer, and also served as a member of its board of directors from May 2012 to June 2018. Earlier in her career, Ms. Sharp worked at Elan Pharmaceuticals, McKinsey & Company, and Goldman Sachs. Ms. Sharp currently serves on the boards of directors of Beigene, Ltd. (Nasdaq: BGNE), a publicly traded oncology company, Neurocrine Biosciences, Inc. (Nasdaq: NBIX), a publicly traded biopharmaceutical company, and Organon & Co (Nasdaq: OGN), a publicly traded healthcare company. Ms. Sharp previously served on the board of directors of Mirati Therapeutics, Inc. (acquired by Bristol-Myers Squibb Company), a then publicly traded commercial-stage oncology company, from March 2021 to January 2024, Sutro Biopharma, Inc. (Nasdaq: STRO), a publicly traded biopharmaceutical company, from November 2018 to November 2023, Precision BioSciences, Inc. (Nasdaq: DTIL), a publicly traded gene editing company, from December 2018 to June 2022 and Panacea Acquisition Corp. (Nasdaq: PANA), a special purpose acquisition company, from June 2020 until the completion of its business combination in February 2021. Ms. Sharp obtained her B.A. in English and American Literature and Languages from Harvard College and her M.B.A. from Harvard Business School.

We believe Ms. Sharp is qualified to serve on our board of directors because of her extensive experience and expertise in financial management and executive leadership at various biopharmaceutical companies, as well as her service on the boards of directors of numerous companies.

Jake Simson, Ph.D., has served as a member of our board of directors since June 2023. Dr. Simson has served as a Partner at RA Capital, a multi-stage life sciences investment firm, since December 2020. From July 2013 to December 2020, Dr. Simson served as an Associate, Analyst and then a Principal at RA Capital. Dr. Simson currently serves on the boards of directors of Bicara Therapeutics Inc. (Nasdaq: BCAX), a publicly traded biopharmaceutical company since March 2023, Janux Therapeutics, Inc. (Nasdaq: JANX), a publicly traded immunotherapy company since March 2021, and Tyra Biosciences, Inc. (Nasdaq: TYRA), a publicly traded precision medicine company since January 2020, as well as on the boards of directors of numerous privately-held biotechnology companies. Dr. Simson previously served on the board of directors of Dice Therapeutics, Inc. (Nasdaq: DICE), a publicly traded biopharmaceutical company, from December 2020 until August 2023, when it was acquired by Eli Lilly and Company. Dr. Simson obtained his S.B. in Materials Science and Engineering from the Massachusetts Institute of Technology and his Ph.D. in Biomedical Engineering from Johns Hopkins University.

We believe that Dr. Simson is qualified to serve on our board of directors because of his significant industry experience as an investor in the biopharmaceutical industry and educational background.

Class III Directors (Term Expires at 2027 Annual Meeting)

Jeffrey Finer, M.D., Ph.D., has served as our President since December 2019, and as Chief Executive Officer and as a member of our board of directors since November 2021. Since 2016, Dr. Finer has served as a Venture Partner at Third Rock Ventures, LLC, a leading biotech venture and company-formation fund, where he was involved in the founding and launching of multiple biotech companies. Prior to joining us, Dr. Finer held positions as interim Chief Technology Officer at Ambys Medicines, Inc., a privately held cell and gene therapy company, from 2017 to May 2019, and at Maze Therapeutics, Inc., a small-molecule precision medicine company, from 2016 to June 2019. Earlier in his career, Dr. Finer held numerous research and development leadership positions, including as Director, Drug Discovery Technologies at Cytokinetics, Inc. (Nasdaq: CYTK), a publicly traded small-molecule biopharmaceutical company, from 1998 to 2007, as Vice President, Discovery at Five Prime Therapeutics, Inc. (acquired by Amgen, Inc. (Nasdaq: AMGN)), a protein therapeutics company, from January 2007 to August 2011, and as Vice President, Molecular & Cellular Biology and later as Vice President, Research Technology at Theravance Biopharma, Inc. (Nasdaq: TBPH), a publicly traded biopharmaceutical company focused on multiple therapeutic areas, from 2011 to 2016. Dr. Finer holds Bachelor of Science degrees in each of Chemistry and Biology from Massachusetts Institute of Technology, and a Doctor of Medicine degree and a Doctor of Philosophy degree in Biochemistry from Stanford University School of Medicine. Dr. Finer completed residency training in Internal Medicine at Stanford University, and residency training in Ophthalmology at Massachusetts Eye & Ear Infirmary and Harvard Medical School.

We believe that Dr. Finer is qualified to serve on our board of directors based on his extensive experience as a senior executive in the pharmaceutical industry, his drug development expertise, his research work for both medical and academic institutions, his public company experience, as well as his knowledge of our company based on his role as our President and Chief Executive Officer.

Jeffrey Tong, Ph.D., has served as a member of our board of directors since December 2019, as Chairman of our board of directors since November 2021, and previously served as our interim Chief Executive Officer from December 2019 to November 2021. From December 2021 to October 2023, he was interim Chief Executive Officer of Marea Therapeutics, Inc., a privately held biotechnology company. Dr. Tong is currently a Partner at Third Rock Ventures, where he has worked since May 2016. Earlier in his career, Dr. Tong served as the Executive Chairman of the board of directors of Delinia, Inc. (acquired by Celgene Corporation) and President and Chief Executive Officer of Nora Therapeutics, Inc., each a privately held biotechnology company. Prior to that, Dr. Tong was VP of Corporate and Product Development at Infinity Pharmaceuticals, Inc., held a position at McKinsey & Co., and was a founding researcher at the Harvard Bauer Center for Genomics Research. Dr. Tong currently serves on the boards of directors of numerous privately held biotechnology companies. Dr. Tong previously served on the board of directors of Nurix Therapeutics, Inc. (Nasdaq: NRIX), a publicly traded clinical stage biotechnology company, from February 2018 to May 2022, Rapport Therapeutics, Inc. (Nasdaq; RAPP), a publicly traded precision small molecule biopharmaceutical compnay, from December 2022 to November 2024, and Maze Therapeutics, Inc. (Nasdaq: MAZE), a then privately held clinical stage biopharmaceutical company, from November 2018 until the completion of its initial public offering in February 2025. Dr. Tong obtained his A.B. in Biochemical Sciences from Harvard University, his A.M. and Ph.D. in Chemistry from Harvard Graduate School of Arts and Sciences and his M.M.S. from Harvard Medical School.

We believe that Dr. Tong is qualified to serve on our board of directors based on his significant experience building and leading successful biotechnology companies and his scientific expertise.

Bernard Coulie, M.D., Ph.D., M.B.A., has served as a member of our board of directors since December 2023. Dr. Coulie has served as the President, Chief Executive Officer and a member of the board of directors of Pliant Therapeutics, Inc. (Nasdaq: PLRX) (Pliant), a publicly traded late-stage biopharmaceutical company, since February 2016. Prior to joining Pliant, Dr. Coulie co-founded ActoGeniX N.V. (ActoGeniX), a biopharmaceutical company, and held roles of increasing responsibility, including as Vice President R&D, Chief Medical Officer, and Chief Executive Officer, from September 2006 until February 2015, when it was acquired by Intrexon Corporation. Prior to co-founding ActoGeniX, Dr. Coulie held various positions with increasing responsibility in drug discovery and clinical development at Johnson & Johnson Pharmaceutical Research and Development Europe. Earlier in his career, Dr. Coulie was a Staff Physician in the Department of Gastroenterology and Hepatology at Mayo Clinic, Assistant Professor in Medicine at Mayo Medical School and a Mayo Foundation scholar. Dr. Coulie is currently serving as a director and chairman of Dualyx N.V., a privately held biotechnology company based in Belgium, and as a member of the board of directors of Charcot- Marie-Tooth Association, a non-profit patient advocacy organization dedicated to the development of new drugs to treat Charcot-Marie-Tooth disease. Dr. Coulie previously served as a director of SQZ Biotechnologies Company (acquired by STEMCELL Technologies Canada Acquisitions, Inc.) from July 2021 to March 2024, Calypso Biotech B.V. (acquired by Novartis AG (NYSE: NVS)) from February 2019 to January 2024, Myoscience, Inc. (acquired by Pacira BioSciences, Inc.) from June 2016 until March 2019, Biogazelle N.V. (acquired by CellCarta Biosciences Inc.) from July 2015 until November 2018, and ActoGeniX (acquired by Intrexon Corporation) from April 2010 until February 2015. Dr. Coulie is a board-certified internist and received his M.D. and Ph.D. from the University of Leuven, Belgium and his M.B.A. from the Vlerick Business School, Leuven, Belgium.

We believe Dr. Coulie is qualified to serve on our board of directors because of his extensive experience and expertise in operations management and executive leadership at various biopharmaceutical companies, as well as his service on the boards of directors of numerous companies.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified in this proxy statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of ours. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or in which any such person has a material interest adverse to us.

Executive Officers Who Are Not Directors

The following table identifies our executive officers who are not directors and sets forth their current positions at Septerna and their ages as of April 21, 2025.

Name	Position and Offices Held with Septerna	Officer Since	Age
Gil M. Labrucherie, CFA, J.D.	Chief Financial Officer	2025	53
Liz Bhatt, M.S., M.B.A.	Chief Operating Officer	2022	57
Jae B. Kim, M.D.	Chief Medical Officer	2024	55
Samira Shaikhly	Chief People Officer	2023	55
Uwe Klein, Ph.D.	Senior Vice President, Biological Sciences	2021	60
Daniel Long, D.Phil.	Senior Vice President, Drug Discovery	2021	52

Gil Labrucherie, CFA, J.D., has served as our Chief Financial Officer since January 2025. Prior to joining us, from July 2022 to November 2022 and from September 2023 to January 2025, Mr. Labrucherie served as the Chief Financial Officer of Acelyrin, Inc. (Nasdaq: SLRN), a publicly traded late-stage clinical biopharma company, where he also served as the Chief Business Officer from May 2024 to January 2025. Mr. Labrucherie is currently a sole trustee of the Bloom Trust, a closely held family office with commercial real estate assets and operations. He previously served as Chief Financial Officer of Nektar Therapeutics (Nasdaq: NKTR), a publicly traded development stage biopharmaceutical company, from June 2016 to June 2022, and also held the position of Chief Operating Officer from November 2019 to June 2022. Prior to serving as Chief Operating Officer and Chief Financial Officer of Nektar Therapeutics, he was Senior Vice President, General Counsel and Secretary of Nektar from 2007 to 2016. Earlier in his career, Mr. Labrucherie served in numerous executive leadership roles at high-growth biotechnology and technology companies, where he was responsible for global corporate alliances and mergers and acquisitions. Mr. Labrucherie began his career as an associate in the corporate practice of the law firm of Wilson Sonsini Goodrich & Rosati, P.C. Mr. Labrucherie has served as a member of the board of directors of Rezolute, Inc. (Nasdaq: RZLT), a publicly traded late-stage biopharmaceutical company, since November 2019, and previously served as a director of Valinor Pharma LLC, a private company focused on innovative commercialization of medicines, from May 2023 until its acquisition by Grünenthal in July 2024. Mr. Labrucherie received his J.D. from the University of California Berkeley School of Law, and received his B.A. from the University of California, Davis. Mr. Labrucherie is a CFA charter holder and a member of the State Bar of California.

Liz Bhatt, M.S., M.B.A., has served as our Chief Operating Officer since June 2022. Prior to joining us, Ms. Bhatt held positions as Chief Business & Strategy Officer at Applied Molecular Transport Inc. (merged with Cyclo Therapeutics, Inc.), a biopharmaceutical company, from September 2019 to May 2022, as Chief Business Officer and later also as Chief Operating Officer of Achaogen, Inc., a publicly held commercial-stage antibiotics company which declared bankruptcy in April 2019, from September 2017 to June 2019, and in various senior management positions at Gilead Sciences, Inc. (Nasdaq: GILD), a publicly traded biopharmaceutical company focused on treatments for viral, cancer and inflammatory disease, including Vice President, Corporate Development, from July 2006 to September 2017. Earlier in her career, Ms. Bhatt held numerous corporate development positions across a range of biotech and pharmaceutical companies, including at Maxygen, Inc. and Eli Lilly and Company. Ms. Bhatt previously served on the board of directors of eFFECTOR Therapeutics, Inc. (f/k/a Locus Walk Acquisition Corporation), a then publicly traded clinical-stage biopharmaceutical company, from October 2020 to June 2024. Ms. Bhatt obtained her B.A. in Chemistry from Pomona College, her M.S. in Biomedical Sciences from the University of California, San Diego and her M.B.A. from the Kellogg School of Management at Northwestern University.

Jae B. Kim, M.D., has served as our Chief Medical Officer since September 2024. Prior to joining us, Dr. Kim served as Chief Medical Officer of Design Therapeutics, Inc. (Nasdaq: DSGN), a publicly traded biotechnology company, where he currently serves as a consultant on clinical development, and Avidity Biosciences, Inc. (Nasdaq: RNA), a publicly traded biopharmaceutical company, from January 2022 to September 2024 and July 2020 to August 2021, respectively. From February 2016 to July 2020, Dr. Kim served as Clinical Research Head, Chair of the Clinical Trial Review Board and Vice President of Clinical Development at Alnylam Pharmaceuticals, Inc. (Nasdaq: ALNY), a publicly traded biopharmaceutical company, where he oversaw the development of multiple clinical assets across inborn errors of metabolism, cardiology, neurology and infectious disease. Prior to that, Dr. Kim served in roles of increasing responsibility at MyoKardia, Inc. (acquired by Bristol-Myers Squibb (NYSE: BMY)), a clinical-stage biopharmaceutical company targeting therapies for cardiovascular disease, from November 2014 to January 2016, and at Amgen, Inc. (Nasdaq: AMGN), a publicly traded global biotechnology company, from December 2008 to October 2014. Dr. Kim is a board-certified cardiologist, was an NIH-funded Principal Investigator and served on the Faculty of Medicine at Harvard Medical School and the Brigham and Women’s Hospital before joining the biotechnology industry. Dr. Kim received his B.A. in Biological Sciences from Cornell University and his M.D. from Cornell University Medical College. He completed his post-doctoral fellowship in Genetics at Harvard Medical School and his clinical training in Cardiovascular Disease at the Brigham and Women’s Hospital and Massachusetts General Hospital.

Samira Shaikhly has served as our Chief People Officer since February 2023. Prior to joining us, Ms. Shaikhly was the Chief People Officer at Ambys Medicines, Inc. (the IP of which was later acquired by Cytotheryx, Inc.) (Ambys Medicines), a privately held cell and gene therapy company, from April 2022 to November 2022, where she led the People & Culture function as the company evolved from a research-focused to a development-focused organization. Prior to Ambys Medicines, Ms. Shaikhly held various roles of increasing responsibility, including Global Head of Human Resources, Corporate Functions Business Partners, at Gilead Sciences, Inc. (Nasdaq: GILD), a publicly traded biopharmaceutical company focused on treatments for viral, cancer and inflammatory disease, from September 2006 to September 2021, where she was responsible for all general and administrative human resources functions. Earlier in her career, Ms. Shaikhly held human resource roles in the technology and retail sectors. Ms. Shaikhly obtained her B.A. in Communication Arts from the University of San Francisco and is a certified Executive Coach from New Ventures West.

Uwe Klein, Ph.D., has served as our Senior Vice President, Biological Sciences since August 2021. Dr. Klein has over 25 years of experience in small molecule drug discovery and deep expertise in GPCR biology. Prior to joining us, Dr. Klein was Vice President, Biology at MyoKardia, Inc. (acquired by Bristol-Myers Squibb (NYSE: BMY) (BMS)), a clinical-stage biopharmaceutical company targeting therapies for cardiovascular disease, from October 2019 to November 2020, and then Vice President, Biology at BMS following the acquisition, from November 2020 to March 2021. Earlier in his career, Dr. Klein held positions as Vice President, Biology at Numerate, Inc. (acquired by Valo Health, Inc.), a privately-held drug discovery company applying novel machine learning algorithms to drug design, from October 2014 to September 2019, and as Senior Director, Molecular & Cellular Biology at Theravance, from September 1998 to October 2014. Dr. Klein obtained his B.S. and M.S. in Chemistry, and his Ph.D. in Biochemistry, from Goethe University Frankfurt, Germany. He also earned a certificate in Bioinformatics at the University of California, Santa Cruz, and completed his post-doctoral fellowships in Molecular & Cellular Biology from University of California, San Francisco and Stanford University.

Daniel Long, D.Phil., has served as our Senior Vice President, Drug Discovery since December 2021. Prior to joining us, Dr. Long spent over 20 years, from January 2001 to December 2021, at Theravance Biopharma, Inc. (Nasdaq: TBPH), a publicly traded biopharmaceutical company focused on chronic obstructive pulmonary disease treatments, where he held numerous scientist positions, including as Vice President, Head of Medicinal Chemistry, Biology and Pharmacology. Dr. Long obtained his B.A., M.A. and D. Phil. in Chemistry from the University of Oxford and completed an industrial post-doctoral fellowship at DuPont Pharmaceuticals.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified in this proxy statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he or she was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or in which any such person has a material interest adverse to us.

PROPOSAL NO. 2 - RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Septerna’s stockholders are being asked to ratify the appointment by the audit committee of our board of directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Ernst & Young LLP has served as Septerna’s independent registered public accounting firm since 2024.

The audit committee is solely responsible for selecting Septerna’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Stockholder approval is not required to appoint Ernst & Young LLP as Septerna’s independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Ernst & Young LLP. If the selection of Ernst & Young LLP is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Septerna and its stockholders.

A representative of Ernst & Young LLP is expected to virtually attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

Independent Registered Public Accounting Firm Fees

We incurred the following fees from Ernst & Young LLP for the audit of the financial statements and for other services provided during the years ended December 31, 2024 and 2023.

Fee Category	Fiscal Year 2024 ($)	Fiscal Year 2023 ($)
Audit Fees(1)	2,444,172	178,850
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	50,000	—

Total Fees	2,494,172	178,850

(1)

Audit Fees consist of fees billed for professional services performed by Ernst & Young LLP for the audit of our annual financial statements, the review of interim financial statements, review of the registration statement on Form S-1 for our initial public offering, review of the registration statement on Form S-8, and related services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	All other fees include any fees billed that are not audit, audit related, or tax fees. These fees correspond to initial public offering readiness procedures performed by Ernst & Young LLP.

Audit Committee Pre-approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee, or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next twelve (12) months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During fiscal years 2024 and 2023, no services were provided to us by Ernst & Young LLP other than in accordance with the pre-approval policies and procedures described above.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes properly cast FOR Proposal No. 2 is required to ratify the appointment of our independent public accountant. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee has authority to vote your unvoted shares held by the firm on this proposal. If your broker, bank or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of

Ernst & Young LLP as Septerna’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board of directors. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:

•	Nominees should demonstrate high standards of personal and professional ethics and integrity.

•	Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.

•	Nominees should have skills that are complementary to those of the existing board of directors.

•	Nominees should have the education, expertise and business acumen to assist and support management and make significant contributions to the Company’s success.

•

Nominees should have an understanding of the fiduciary responsibilities that are required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our Corporate Secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Septerna, Inc., 250 East Grand Avenue, South San Francisco, CA 94080, Attention: Corporate Secretary. Assuming that biographical and background materials have been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends such candidate’s election, then such candidate’s name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Our common stock is listed on The Nasdaq Global Market (“Nasdaq”). Applicable Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year from the date of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in such member’s capacity as a member of the audit committee, the board of directors, or any other board committee: (i) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (ii) be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our board of directors has determined that all members of our board of directors, except Dr. Finer and Dr. Ezekowitz, are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock.

Board Diversity

We have adopted guidelines for director candidates for our nominating and corporate governance committee, which seek to identify individuals who (i) possess relevant experience and expertise to enable them to offer germane advice and guidance to management; (ii) have proven achievement and competence in their field; (iii) have the ability to exercise sound business judgment; (iv) have an understanding of the fiduciary responsibilities required of a director; (v) are committed to devoting time and energy to the affairs of the Company; (vi) have a diverse personal background, perspective and experience; (vii) are committed to vigorously representing the long-term interests of the Company’s stockholders; and (viii) have the highest personal integrity and ethics.

In addition to each of the nominees and continuing directors’ specific experience, qualifications, attributes and skills that our board of directors and our nominating and corporate governance committee considered in determining that he or she should serve as a director, we also believe that each of our directors has demonstrated business acumen, integrity and an ability to exercise sound judgment, as well as a commitment of service to the Company and our board of directors.

Board Committees

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. Each of the audit committee, compensation committee and nominating and corporate governance committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, compensation committee and nominating and corporate governance committee is posted on the corporate governance section of our website at www.Septerna.com.

The table below shows current membership for each of the standing committees of our board of directors.

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Shalini Sharp, M.B.A.*	Bernard Coulie, M.D., Ph.D., M.B.A.*	Abraham Bassan, M.S.*
Abraham Bassan, M.S.	Shalini Sharp	Bernard Coulie, M.D., Ph.D., M.B.A.
Jeffrey Tong, Ph.D.	Jake Simson, Ph.D.	Alan Ezekowitz, M.D., D.Phil.

*	Denotes committee chair.

Audit Committee

Shalini Sharp, M.B.A., Abraham Bassan, M.S., and Jeffrey Tong, Ph.D., serve on the audit committee, which is chaired by Ms. Sharp. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined by the rules of the SEC and Nasdaq, and that each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Ms. Sharp, as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2024, the audit committee met one (1) time. The audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

•

reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•

overseeing the company’s risk management protocols and procedures, including our information security, cybersecurity and technology risks and programs, and preparing an annual report to our board of directors on the audit committee’s risk assessment findings and risk management activities;

•

recommending based upon our audit committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•	preparing our audit committee report required by SEC rules to be included in our annual proxy statement;

•	reviewing all related party transactions for potential conflict of interest situations and approving all such transactions; and

•	reviewing quarterly earnings releases.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

Bernard Coulie, M.D., Ph.D., M.B.A., Shalini Sharp, M.B.A., and Jake Simson, Ph.D., serve on the compensation committee, which is chaired by Dr. Coulie. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2024, the compensation committee met one (1) time. The compensation committee’s responsibilities include:

•	reviewing and recommending to our board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

•

evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation reviewing and recommending our Chief Executive Officer’s compensation to our board of directors;

•	reviewing and approving the compensation of all employees serving at or above the level of Senior Vice President and officers of the Company;

•	reviewing and establishing our overall management compensation, philosophy and policy;

•	overseeing and administering our incentive compensation and similar equity-based plans and approving all forms of award agreements and/or sub-plans thereunder;

•

retaining or obtaining the advice of any consulting firm or outside advisor to assist in the evaluation of compensation matters and evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq listing rules;

•	reviewing and approving our policies and procedures for the grant of equity-based awards, including our equity award grant policy as may be in effect from time to time;

•	reviewing and recommending to our board of directors the compensation of our directors;

•

preparing our compensation committee report, if and when required by the SEC rules, to be included in our annual proxy statement or annual report on Form 10-K in accordance with the rules and regulations of the SEC, the Nasdaq Stock Market rules and any other rules and regulations applicable to us; and

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement or annual report on Form 10-K.

The compensation committee may establish and delegate authority to one or more subcommittees consisting of one or more of its members to carry out its responsibilities, as described in further detail under Executive and Director Compensation—Overview.

Nominating and Corporate Governance Committee

Abraham Bassan, M.S., Bernard Coulie, M.D., Ph.D., M.B.A., and Alan Ezekowitz, M.D., D.Phil. serve on the nominating and corporate governance committee, which is chaired by Mr. Bassan. Our board of directors has determined that each member of our nominating and corporate governance committee, except for Dr. Ezekowitz, is independent under the Nasdaq listing rules, a non-employee director, and free from any relationship that would interfere with the exercise of his or her independent judgment. Dr. Ezekowitz, by virtue of his former position as our interim Chief Medical Officer, is not independent under applicable rules and regulations of the SEC and the Nasdaq listing rules. We are relying on the phase-in exemption provided under Rule 10A-3 of the Exchange Act and the Nasdaq listing rules with respect to the composition of our nominating and corporate governance committee. Dr. Ezekowitz will serve on our nominating and corporate governance committee under the phase-in exemption referenced above. In accordance with the phase-in exemption, a majority of the members of our nominating and corporate governance committee satisfy the independence standards under the Exchange Act and the Nasdaq listing rules and all members of our nominating and corporate governance committee will satisfy the independence standards under the Exchange Act and the Nasdaq listing rules within one year from the date of listing. During the fiscal year ended December 31, 2024, the nominating and corporate governance committee met one (1) time. The nominating and corporate governance committee’s responsibilities include:

•	developing and recommending to our board of directors criteria for board and committee membership;

•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

•	reviewing the composition of our board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•	identifying individuals qualified to become members of our board of directors;

•	recommending to our board of directors the persons to be nominated for election as directors and to each of its committees;

•	developing and recommending to our board of directors a code of business conduct and ethics and a set of corporate governance guidelines; and

•	overseeing the evaluation of our board of directors and management.

The nominating and corporate governance committee considers candidates for board membership.

The nominating and corporate governance committee considers candidates for board of director membership suggested by its members and our Chief Executive Officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”

We believe that the composition and functioning of our nominating and corporate governance committee complies with all applicable requirements of the Sarbanes-Oxley Act, and all applicable SEC and Nasdaq Rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.

Our board of directors may from time to time establish other committees.

Identifying and Evaluating Director Nominees.

Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. Our board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for our board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

Minimum Qualifications for Director Nominees.

Our nominating and corporate governance committee and our board of directors consider a broad range of factors relating to the qualifications of nominees. Our nominating and corporate governance committee’s and our board of directors’ priority in selecting board members is the identification of persons who will provide a composite mix of backgrounds, experience, knowledge and capabilities that will allow our board to promote our strategic objectives and fulfill its responsibilities to our stockholders.

Board and Committee Meetings Attendance

The full board of directors met seventeen (17) times during the fiscal year ended December 31, 2024. Each incumbent director attended in person or participated via teleconference in 75% or more of the aggregate of (i) the total number of meetings of our board of directors (held during the period for which such person has been a director), and (ii) the total number of meetings held by all committees of our board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Under our corporate governance guidelines, each of our directors is expected to attend our annual meetings of stockholders to the extent practicable, and we encourage our directors to attend our annual meetings of stockholders.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits short sales and derivative transactions of our stock and purchases or sales of puts, calls, or other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of the Company’s securities or an opportunity, direct or indirect, to profit from any change in the value of the Company’s securities or engage in any other hedging transaction with respect to the Company’s securities, at any time, by our executive officers, directors and employees and certain designated consultants.

Insider Trading Policy
We have adopted an insider trading policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, employees, and designated consultants, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the Nasdaq Stock Market listing standards that are applicable to us. A copy of our insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form

10-K

for the fiscal year ended December 31, 2024.
In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with applicable insider trading laws, rules and regulations, and any exchange listing standards when engaging in transactions in Company securities.
Rule

10b5-1

Trading Plan Policy
We have adopted a Rule

10b5-1

trading plan policy, which permits our officers, directors, and certain other persons to enter into trading plans complying with Rule

10b5-1

under the Exchange Act. Generally, under these trading plans, the individual relinquishes control over the transactions once the trading plan is put into place and can only put such plans into place while the individual is not in possession of material non-public

information. Accordingly, sales under these plans may occur at any time, including possibly before, simultaneously with, or immediately after significant events involving our company.
Compensation Recovery Policy
In accordance with the requirements of the SEC and Nasdaq listing rules, our board of directors adopted a compensation recovery policy. The compensation recovery policy provides that in the event we are required to prepare a restatement of financial statements due to material noncompliance with any financial reporting requirement under securities laws, we will seek to recover any incentive-based compensation that was based upon the attainment of a financial reporting measure and that was received by any current or former executive officer during the three-year period preceding the date that the restatement was required if such compensation exceeds the amount that the executive officers would have received based on the restated financial statements.
Human Capital Resources
As of December 31, 2024, we had 75 full-time employees, 41 of whom have M.D. or Ph.D. degrees. Within our workforce, 58 employees are engaged in research and development and 17 are engaged in business development, finance, legal, and general management and administration. None of our employees are represented by labor unions or covered by collective bargaining agreements. We consider our relationship with our employees to be good. Our human capital resources objectives include, as applicable, identifying, recruiting, retaining, incentivizing and integrating our existing and new employees, advisors and consultants. The principal purposes of our equity incentive plans are to attract, retain and reward personnel through the granting of equity-based compensation awards in order to increase stockholder value and the success of our company by motivating such individuals to perform to the best of their abilities and achieve our objectives.
Policies and Practices Related to the Grant of Certain Equity Awards
It is the policy of the board of directors and the compensation committee to not take material,

non-public

information into account when determining the timing of equity awards in order to take advantage of a depressed stock price or an anticipated increase in stock price. Similarly, it is our practice not to time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation.

We generally grant equity awards on a regularly scheduled basis in accordance with our equity award grant policy. Typically, annual equity awards to eligible employees, including our executive officers, are effective on the fifth trading day of the month following approval of such awards, which approval generally occurs at the regularly-scheduled meeting of our board of directors, our compensation committee, or its delegate(s) (as applicable). Annual awards to members of our board of directors are made on the date of our annual meeting of stockholders, and awards to new hires or in connection with a promotion are generally made on a regular basis and shall become effective on the fifth trading day of the month following the later of approval of the award or the employee’s date of hire or promotion, as applicable. During 2024, we did not grant stock options, stock appreciation rights or similar option-like instruments to any of our named executive officers during any period beginning four business days before and ending one business day after the filing or furnishing of a Form

10-K,

Form

10-Q

or Form

8-K

that discloses material nonpublic information.
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code of business conduct and ethics is posted on the corporate governance section of our website, which is located at

https://ir.septerna.com/corporate-governance/governance-highlights
. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form

8-K.
Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.
Board Leadership Structure and Board’s Role in Risk Oversight
Currently, the role of chairman of the board is separated from the role of Chief Executive Officer, and we plan to keep these roles separate. We believe that separating these positions allows our Chief Executive Officer to focus on our day-to-day

business, while allowing the chairman of the board to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Our board of directors recognizes the time, effort, and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the board of directors’ oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our chairman and Chief Executive Officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.
Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, research and development activities, operations, strategic direction, cybersecurity and intellectual property. Management is responsible for the day-to-day

management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.
The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communication with the Directors of Septerna

Any stockholder or interested party may communicate with our board of directors, as a whole, or with individual directors on the board of directors, through an established process for stockholder and other interested party communication. For a communication directed to the board of directors as a whole, stockholders and other interested parties may submit a written communication by postal mail to the attention of the chair of our board of directors at the following address: Septerna, Inc., Attention: Chair of the Board of Directors, 250 East Grand Avenue, South San Francisco, CA 94080.

For a communication directed to an individual director in his or her capacity as a member of the board of directors, stockholders and other interested parties may send such communication to the attention of the individual director at the following address: Septerna, Inc., Attention: [Name of Individual Director], 250 East Grand Avenue, South San Francisco, CA 94080.

We will forward by U.S. Mail any such communication to each director, and the chair of the board of directors in his capacity as a representative of the board of directors, to whom such communication is addressed to the address specified by each such director and the chair of the board of directors, unless there are safety or security concerns that mitigate against further transmission. You may submit your concern anonymously or confidentially.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. The Company has also established a whistleblower hotline and a toll-free telephone number for the anonymous reporting of such activity, which can be found at www.whistleblowerservices.com/septerna and (833)-665-0341, respectively.

EXECUTIVE AND DIRECTOR COMPENSATION

As an “emerging growth company,” we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended (the “Securities Act”). This section provides an overview of the compensation awarded to, earned by, or paid to each individual who served as our principal executive officer during our fiscal year 2024, and our two most highly compensated executive officers (other than our principal executive officer) who were serving as executive officers as of December 31, 2024. We refer to these individuals as our named executive officers. The compensation provided to our named executive officers for the fiscal year ended December 31, 2024, is detailed in the 2024 Summary Compensation Table and accompanying footnotes and narrative that follow. Our named executive officers for the fiscal year ended December 31, 2024, are:

•	Jeffrey Finer, M.D., Ph.D., our President and Chief Executive Officer;

•	Liz Bhatt, M.S., M.B.A., our Chief Operating Officer; and

•	Jae B. Kim, M.D., our Chief Medical Officer.

Overview

Our executive compensation program is designed to attract, motivate and retain key employees who we believe best represent our Company values and can make significant contributions towards achieving our business objectives. The program’s purpose is to incentivize such employees based on the achievement of key performance goals, and to align their interests with the interests of our stockholders. Under this program, our named executive officers’ compensation consists of a combination of base salary, annual cash bonuses, long-term equity incentive compensation and other employee benefits generally available to our employees. Our executive compensation program is designed to reflect a pay-for-performance philosophy that supports our business strategy. At the same time, our board of directors believes that the program does not encourage excessive risk-taking by management.

Our compensation committee is generally responsible for determining the compensation of our executive officers. In setting executive base salaries and bonuses and granting equity incentive awards, the compensation committee considers compensation for comparable positions in the market, the historical compensation levels of our executive officers, internal equity holdings, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to the Company. We target a general competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, bonuses and long-term incentives. Our compensation committee typically reviews and discusses management’s proposed compensation with our Chief Executive Officer for all executives other than the Chief Executive Officer. Based on those discussions and its discretion, taking into account the factors noted above, the compensation committee then sets the compensation for each executive officer other than the Chief Executive Officer. For the Chief Executive Officer, our compensation committee recommends our Chief Executive Officer’s compensation for approval by our Board of Directors. Our compensation committee may delegate certain authorities to a committee consisting of one or more officers of the Company, including our Chief Executive Officer, and has accordingly delegated to a committee consisting of our Chief Executive Officer, Chief Financial Officer and Head of Human Resources, the authority to make certain equity awards under the 2024 Stock Option and Incentive Plan, as amended from time to time (the “2024 Plan”) to certain to new hires of the Company and employees of the Company in connection with promotions, in each case, subject to certain limitations and parameters as approved by our compensation committee.

Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our executive compensation programs and related policies. In 2024, the compensation committee retained the services of Pearl Meyer & Partners, LLC (“Pearl Meyer”), as its external compensation consultant and the board of directors and the compensation committee considered Pearl Meyer’s input on certain compensation matters as they deemed appropriate. Pearl Meyer assisted in developing a group of peer companies to help us determine overall compensation for our executive officers and non-employee directors, as well as to assess each separate element of compensation. The goal was to ensure that the compensation we offer to our executive officers, individually as well as in the aggregate, is competitive and aligned with our business and executive talent requirements. Pearl Meyer performs no other work for our company besides advising the compensation committee on compensation matters. Pearl Meyer reports directly to our compensation committee. Our compensation committee annually assesses Pearl Meyer’s independence consistent with Nasdaq listing standards and concluded that the engagement of such consultant did not raise any conflict of interest.

2024 Summary Compensation Table

The following table presents information regarding the total compensation awarded to, earned by, and paid to our named executive officers for services rendered to us in all capacities for the fiscal year ended December 31, 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)	Option Awards ($)(2)		All Other Compensation ($)(3)	Total ($)
Jeffrey Finer, M.D., Ph.D.	2024	550,193	365,878	—	3,801,342	(5)	3,000	4,720,413
Chief Executive Officer	2023	501,396	284,310	—	1,347,554		3,000	2,136,260
Liz Bhatt, M.S., M.B.A.	2024	449,559	209,270	—	956,832	(6)	3,000	1,618,661
Chief Operating Officer	2023	413,253	203,270	—	264,173		3,000	883,696
Jae B. Kim, M.D.	2024	125,057	108,117	—	1,633,384		3,000	1,869,558
Chief Medical Officer(4)

(1)

The amounts reported consist of (i) for Dr. Finer, Ms. Bhatt and Dr. Kim, $365,878, $209,270, and $58,117, respectively, for discretionary annual bonuses earned for the fiscal year ended December 31, 2024 and (ii) for Dr. Kim, a $50,000 sign-on bonus.

(2)

The amounts reported represent the aggregate grant date fair value of stock options awarded to our named executive officers during the fiscal year ended December 31, 2024, calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, disregarding estimated forfeitures related to service-based vesting. For a description of the assumptions used in determining these values, see Note 11 to our Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The amount reported in this column reflects the accounting cost for the stock options and does not correspond to the actual economic value that may be received by our named executive officers upon the exercise of the stock options or any sale of the underlying shares.

(3)	The amounts reported represent 401(k) matching contributions made by the Company to our named executive officers.
(4)	Dr. Kim commenced employment with the Company on September 24, 2024 and his annual base salary and annual bonus for 2024 were pro-rated accordingly.
(5)

In September 2024, Dr. Finer was granted an option for the purchase of 348,419 shares of our common stock, which vests based on the satisfaction of both a service-based condition and performance-based condition, related to the consummation of our initial public offering or a sale of the Company. The grant date fair value of the performance-based stock option based on probable outcome of the applicable performance metrics was $2,996,403, and was the same as the grant date fair value of such performance-based option, based on maximum level of achievement of the applicable performance metrics.

(6)

In September 2024, Ms. Bhatt was granted an option for the purchase of 92,911 shares of our common stock, which vests based on the satisfaction of both a service-based condition and a performance-based condition, related to the consummation of our initial public offering or a sale of the Company. The grant date fair value of the performance-based stock option based on probable outcome of the applicable performance metrics was $799,035, and was the same as the grant date fair value of such performance-based option, based on maximum level of achievement of the applicable performance metrics.

Narrative to the 2024 Summary Compensation Table

2024 Base Salaries

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. From January 1 through December 31, 2024, the annual base salaries for Dr. Finer and Ms. Bhatt were $550,193 and $449,559, respectively. Dr. Kim commenced employment with us on September 24, 2024, and his annual base salary of $465,000 was pro-rated accordingly for his partial year of service with us during 2024.

2024 Cash Incentive Compensation

For the fiscal year ended December 31, 2024, each of our named executive officers was eligible to earn a discretionary annual bonus based on the Company’s achievement of certain corporate performance objectives, as determined by our board of directors. The 2024 target annual bonuses for Dr. Finer, Ms. Bhatt and Dr. Kim were 50%, 35% and 35%, respectively, of the applicable named executive officer’s annual base salary. The corporate performance objectives for our named executive officers’ 2024 annual bonuses were based on the Company’s achievement of certain program, platform and finance/business development goals, which were determined to have been achieved at 133% of target. The discretionary annual bonuses received by each named executive officer with respect to the fiscal year ended December 31, 2024 were $365,878, $209,270, and $58,117 for Dr. Finer, Ms. Bhatt, and Dr. Kim, respectively. Dr. Kim’s bonus was pro-rated for his partial year of service with us during 2024.

In connection with Dr. Kim’s commencement of employment, he was also entitled to a $50,000 sign-on bonus payable in 2024, subject to his continued employment with the Company through the date of payment. For Dr. Kim, his sign-on bonus is subject to full repayment if he (i) is terminated by the Company for “cause,” as defined in the Kim Offer Letter (as defined below) or (ii) resigns from the Company for any reason, in either case prior to the first anniversary of the payment of the sign-on bonus and 50% repayment if he (a) is terminated by the Company for “cause” or (b) resigns from the Company for any reason, in either case after the first anniversary but prior to the second anniversary of the payment of the sign-on bonus.

Equity Compensation

We believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. During the year ended December 31, 2024, we granted awards of stock options to each of the named executive officers, as described in more detail in the “Outstanding Equity Awards at 2024 Fiscal Year-End” table.

Perquisites or Personal Benefits

Perquisites and other personal benefits are not a significant component of our executive compensation program. Accordingly, we do not provide perquisites or personal benefits to our named executive officers with an aggregate amount equal to or greater than $10,000.

401(k) Plan

We currently maintain a tax-qualified 401(k) retirement savings plan (“401(k) plan”) for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. Our 401(k)

plan is intended to qualify for favorable tax treatment under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and contains a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Code. Our 401(k) plan allows for discretionary matching contributions under the plan and in 2023, we provided discretionary matching contributions equal to 50% of up to the first 8% of eligible compensation, capped at $3,000 annually per employee. Beginning in 2025, we revised our discretionary matching contribution to be 100% of up to the first 4% of eligible compensation, capped at $5,000 annually per employee We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies. Other than the 401(k) plan, we do not provide any qualified or non-qualified retirement or deferred compensation benefits to our employees, including our named executive officers.

Employment Arrangements with Our Named Executive Officers

Jeffrey Finer, M.D., Ph.D.

On September 9, 2022, we entered into an offer letter with Dr. Finer effective as of September 13, 2022, for the position of our Chief Executive Officer (“Finer Offer Letter”). The Finer Offer Letter provided for Dr. Finer’s at-will employment, and an initial annual base salary and initial target annual bonus, each of which has subsequently been increased as described above under “2024 Base Salaries” and “2024 Cash Incentive Compensation.” The Finer Offer Letter also provided for a one-time $100,000 sign on bonus and the grant of an award of restricted stock. Dr. Finer is eligible to participate in the employee benefit plans generally available to our employees, subject to the terms of those plans.

The Finer Offer Letter provided that in the event that Dr. Finer’s employment was terminated by the Company without “cause” or he resigned for “good reason” in either case outside a “change of control period” (each as defined in the Finer Offer Letter), subject to Dr. Finer’s execution and delivery of an irrevocable separation agreement, including a general release of claims in the Company’s favor, he would have been entitled to receive (i) base salary continuation for 12 months following termination and (ii) monthly payments of the portion of the premiums equal to the amounts that the Company would have paid to provide health insurance to Dr. Finer had he remained employed with the Company until the earliest of (A) 12 months following termination, (B) Dr. Finer becoming eligible for group medical plan benefits under any other employer’s group health plan or (C) the end of Dr. Finer’s COBRA health continuation period.

In addition, the Finer Offer Letter provided that in the event that Dr. Finer’s employment was terminated by the Company without “cause” or he resigned for “good reason,” in either case within a “change of control period,” subject to Dr. Finer’s execution and delivery of an irrevocable separation agreement, including a general release of claims in the Company’s favor, in lieu of the payments and benefits described above, he would have been entitled to receive (i) base salary continuation for 12 months following termination, (ii) the amount of his then-current target bonus for the year of termination, (iii) monthly payments of the portion of the premiums equal to the amounts that the Company would have paid to provide health insurance to Dr. Finer had he remained employed with the Company until the earliest of (A) 12 months following termination, (B) Dr. Finer becoming eligible for group medical plan benefits under any other employer’s group health plan or (C) the end of Dr. Finer’s COBRA health continuation period, and (iv) accelerated vesting of all time-based stock options and other time-based stock-based awards.

Dr. Finer also entered into a standard form agreement with respect to confidential information, intellectual property assignment and non-solicitation restrictions.

Liz Bhatt, M.S., M.B.A.

On May 20, 2022, we entered into an offer letter with Ms. Bhatt effective as of June 15, 2022, for the position of our Chief Operating Officer (“Bhatt Offer Letter”). The Bhatt Offer Letter provided for Ms. Bhatt’s at-will employment, and an initial annual base salary and initial target annual bonus, each of which has subsequently been increased as described above under “2024 Base Salaries” and “2024 Cash Incentive Compensation.” The Bhatt Offer Letter also provided for a one-time $60,000 sign on bonus and the grant of an award of restricted stock. Ms. Bhatt is eligible to participate in the employee benefit plans generally available to our employees, subject to the terms of those plans.

The Bhatt Offer Letter provided that in the event that Ms. Bhatt’s employment was terminated by the Company without “cause” outside a “change of control period” (each as defined in the Bhatt Offer Letter), subject to Ms. Bhatt’s execution and delivery of an irrevocable separation agreement, including a general release of claims in the Company’s favor, she would have been entitled to receive (i) base salary continuation for nine months following termination and (ii) monthly payments of the portion of the premiums equal to the amounts that the Company would have paid to provide health insurance to Ms. Bhatt had she remained employed with the Company until the earliest of (A) nine months following termination, (B) Ms. Bhatt becoming eligible for group medical plan benefits under any other employer’s group health plan or (C) the end of Ms. Bhatt’s COBRA health continuation period.

In addition, the Bhatt Offer Letter provided that in the event that Ms. Bhatt’s employment was terminated by the Company without “cause” within a “change of control period,” subject to Ms. Bhatt’s execution and delivery of an irrevocable separation agreement, including a general release of claims in the Company’s favor, in lieu of the payments and benefits described above, she would have been entitled to receive (i) base salary continuation for nine months following termination, (ii) monthly payments of the portion of the premiums equal to the amounts that the Company would have paid to provide health insurance to Ms. Bhatt had she remained employed with the Company until the earliest of (A) nine months following termination, (B) Ms. Bhatt becoming eligible for group medical plan benefits under any other employer’s group health plan or (C) the end of Ms. Bhatt’s COBRA health continuation period, and (iii) accelerated vesting of all time-based stock options and other time-based stock-based awards.

Ms. Bhatt also entered into a standard form agreement with respect to confidential information, intellectual property assignment and non-solicitation restrictions

Jae B. Kim, M.D.

On September 4, 2024, we entered into an offer letter with Dr. Kim, for the position of our Chief Medical Officer (“Kim Offer Letter”). The Kim Offer Letter provided for Dr. Kim’s at-will employment, and an initial annual base salary and initial target annual bonus. The Kim Offer Letter also provided for a one-time $50,000 sign on bonus, subject to certain repayment provisions as described above under “2024 Cash Incentive Compensation” and the grant of an award of stock option. Dr. Kim is eligible to participate in the employee benefit plans generally available to our employees, subject to the terms of those plans.

The Kim Offer Letter provided that in the event that Dr. Kim’s employment was terminated by the Company without “cause” outside a “change of control period” (each as defined in the Kim Offer Letter), subject to Dr. Kim’s execution and delivery of an irrevocable separation agreement, including a general release of claims in the Company’s favor, he would have been entitled to receive (i) base salary continuation for nine months following termination and (ii) monthly payments of the portion of the premiums equal to the amounts that the Company would have paid to provide health insurance to Dr. Kim had he remained employed with the Company until the earliest of (A) nine months following termination, (B) Dr. Kim becoming eligible for group medical plan benefits under any other employer’s group health plan or (C) the end of Dr. Kim’s COBRA health continuation period.

In addition, the Kim Offer Letter provided that in the event that Dr. Kim’s employment was terminated by the Company without “cause” within a “change of control period,” subject to Dr. Kim’s execution and delivery of an irrevocable separation agreement, including a general release of claims in the Company’s favor, in lieu of the payments and benefits described above, he would have been entitled to receive (i) base salary continuation for nine months following termination, (ii) monthly payments of the portion of the premiums equal to the amounts that the Company would have paid to provide health insurance to Dr. Kim had he remained employed with the Company until the earliest of (A) nine months following termination, (B) Dr. Kim’s becoming eligible for group medical plan benefits under any other employer’s group health plan or (C) the end of Dr. Kim’s COBRA health continuation period, and (iii) accelerated vesting of all time-based stock options and other time-based stock-based awards.

Dr. Kim also entered into a standard form agreement with respect to confidential information, intellectual property assignment and non-solicitation restrictions.

Executive Severance Plan

In connection with our initial public offering in October 2024, our board of directors adopted an Executive Severance Plan (“Severance Plan”) in which our named executive officers, and certain other executives, participate. The benefits provided in the Severance Plan has replaced any severance for which our named executive officers may have been eligible for under their existing offer letters or other agreements or arrangements.

The Severance Plan provides that upon a termination by us for any reason other than for “cause,” as defined in the Severance Plan, death or “disability,” as defined in the Severance Plan, or resignation for “good reason”, as defined in the Severance Plan, in each case outside of the change in control period (i.e., the period beginning three months prior to and ending one year after a “change in control,” as defined in the Severance Plan), an eligible participant will be entitled to receive, subject to the execution and delivery of an effective release of claims in favor of the Company and continued compliance with all applicable restrictive covenants, (i) 12 months of “base salary” (i.e., the higher of the annual base salary in effect immediately prior to the date of termination or the annual base salary in effect for the year immediately prior to the year in which the date of termination occurs) for our Chief Executive Officer, nine months for Tier 2 executives (which is determined by the plan administrator and includes our Chief Operating Officer and Chief Medical Officer), and six months for Tier 3 executives (which is determined by the plan administrator) and (ii) an amount equal to the monthly employer contribution, based on the premiums as of the date of termination, that we would have made to provide health insurance for the executive officer if he or she had remained employed by us for up to 12 months for our Chief Executive Officer, nine months for Tier 2 executives and six months for Tier 3 executives. The payments under (i) and (ii) will be paid in substantially equal installments in accordance with our payroll practice over 12 months for our Chief Executive Officer, nine months for Tier 2 executives and six months for Tier 3 executives.

The Severance Plan will also provide that upon a (A) termination by us other than for cause, death or disability or (B) resignation for good reason, in each case within the change in control period, an eligible participant will be entitled to receive, in lieu of the payments and benefits above and subject to the execution and delivery of an effective release of claims in favor of the Company and continued compliance with all applicable restrictive covenants, (I) a lump sum amount equal to 18 months of the base salary and 1.5x of the “target bonus” (i.e., the higher of the target annual bonus in effect immediately prior to the date of termination or the target annual bonus in effect immediately prior to the change in control) for our Chief Executive Officer, 12 months of the base salary and 1.0x of the target bonus for our Tier 2 executives and 9 months of the base salary and 0.75x of the target bonus for our Tier 3 executives, (II) an amount equal to the monthly employer contribution, based on the premiums as of the date of termination, that we would have made to provide health insurance for the executive officer if he or she had remained employed by us for 18 months for our Chief Executive Officer, 12 months for our Tier 2 executives and 9 months for our Tier 3 executives, and (III) for all outstanding and unvested equity awards of the Company that are subject to time-based vesting held by the participant, full accelerated vesting of such awards; provided, that the performance conditions applicable to any outstanding and unvested equity awards subject to performance-based vesting will be subject to the terms of the applicable award agreement.

The payments and benefits provided under the Severance Plan in connection with a change in control may not be eligible for a federal income tax deduction by us pursuant to Section 280G of the Code. These payments and benefits may also subject an eligible participant, including the named executive officers, to an excise tax under Section 4999 of the Code. If the payments or benefits payable in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to the participant.

Outstanding Equity Awards at 2024 Fiscal Year-End

			Option Awards					Stock Awards
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Jeffrey Finer, M.D., Ph.D.	9/13/2022	8/2/2022	—		—		—	—	217,762	(2)	4,986,750
	11/12/2023	8/1/2023	150,737	(2)	301,475	(2)	2.76	11/11/2033	—		—
	3/20/2024	3/1/2024	56,526	(2)	244,949	(2)	2.76	3/19/2034	—		—
	9/23/2024	10/28/2024	14,517	(2)	333,902	(2)	6.81	9/22/2034	—		—

Liz Bhatt, M.S., M.B.A.	9/13/2022	6/15/2022	—		—		—	—	65,328	(3)	1,496,011
	11/12/2023	8/1/2023	29,550	(2)	59,101	(2)	2.76	11/11/2033	—		—
	3/20/2024	3/1/2024	11,081	(2)	48,019	(2)	2.76	3/19/2034	—		—
	9/23/2024	10/28/2024	3,871	(2)	89,040	(2)	6.81	9/22/2034	—		—

Jae B. Kim, M.D.	9/26/2024	9/24/2024	—		185,823	(3)	6.81	9/22/2034	—		—

(1)

This column represents the market value of unvested shares and is calculated by multiplying the number of unvested shares by the closing market price of our common stock on December 31, 2024, the last trading day of the year, as reported by Nasdaq ($22.90).

(2)

The shares underlying the stock option award or restricted stock award, as applicable, vest in 48 equal monthly installments over a four-year period, commencing on the vesting commencement date, subject to the applicable named executive officer’s continued service relationship through each applicable vesting date. The award is also subject to certain acceleration of vesting rights as set forth in the Severance Plan, as described above.

(3)

The shares underlying the stock option award or restricted stock award, as applicable, vest as follows: 25% of such shares vested on the first anniversary of the vesting commencement date, and the remaining 75% of the shares vest in 36 equal monthly installments over the following three years, subject to the applicable named executive officer’s continued service relationship through each applicable vesting date. The award is also subject to certain acceleration of vesting rights as set forth in the Severance Plan, as described above.

Director Compensation

The following table presents the total compensation paid by the Company to members of our board of directors during the fiscal year ended December 31, 2024. Dr. Finer, our Chief Executive Officer, does not receive any compensation from the Company for his service on our board of directors. See the section titled “Executive and Director Compensation” for more information on the compensation paid to or earned by

Dr. Finer as an employee for the year ended December 31, 2024. Dr. Ezekowitz, who is affiliated with Third Rock Ventures, previously served as our interim Chief Medical Officer during the fiscal year ended December 31, 2024, but was not a named executive officer.

Name	Fees Earned or Paid in Cash($)(1)	Option Awards ($)(2)	Total ($)
Abraham Bassan, M.S.(3)	10,625	114,995	125,620
Bernard Coulie, M.D., Ph.D., M.B.A.(4)	40,553	141,351	181,884
Alan Ezekowitz, M.D., D. Phil.(5)(6)	8,315	114,995	125,620
Shalini Sharp, M.B.A.(7)(8)	34,492	244,421	278,914
Jake Simson, Ph.D.(9)	8,500	114,995	123,495
Jeffrey Tong, Ph.D.(10)	14,321	114,995	129,316

(1)	Represents fees earned during 2024.
(2)

The amounts reported represent the aggregate grant date fair value of stock options awarded to our directors during the fiscal year ended December 31, 2024, calculated in accordance with FASB ASC Topic 718, disregarding estimated forfeitures related to service-based vesting. For a description of the assumptions used in determining these values, see Note 11 to our Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The amount reported in this column reflects the accounting cost for the stock options and does not correspond to the actual economic value that may be received by our directors upon the exercise of the stock options or any sale of the underlying shares.

(3)

As of December 31, 2024, Mr. Bassan held options for the purchase of 13,356 shares of common stock. In September 2024, Mr. Bassan was granted an option for the purchase of 13,356 shares of our common stock, which vests based on the satisfaction of both a service-based condition and a performance-based condition, related to the consummation of our initial public offering or a sale of the Company. The grant date fair value of the performance-based stock option based on probable outcome of the applicable performance metrics was $114,995, and was the same as the grant date fair value of such performance-based option, based on maximum level of achievement of the applicable performance metrics.

(4)

As of December 31, 2024, Dr. Coulie held options for the purchase of 52,261 shares of common stock. In September 2024, Mr. Coulie was granted an option for the purchase of 13,356 shares of our common stock, which vests based on the satisfaction of both a service-based condition and a performance-based condition, related to the consummation of our initial public offering or a sale of the Company. The grant date fair value of the performance-based stock option based on probable outcome of the applicable performance metrics was $114,995, and was the same as the grant date fair value of such performance-based option, based on maximum level of achievement of the applicable performance metrics.

(5)

Dr. Ezekowitz served as our interim Chief Medical Officer from January 2022 to September 2024 and did not receive any cash compensation from us for his service as our former interim Chief Medical Officer, as his services were provided to us through Third Rock Ventures. See “Certain Relationship and Related Party Transactions” section below for more information.

(6)

As of December 31, 2024, Dr. Ezekowitz held options for the purchase of 13,356 shares of common stock. In September 2024, Dr. Ezekowitz was granted an option for the purchase of 13,356 shares of our common stock, which vests based on the satisfaction of both a service-based condition and a performance-based condition, related to the consummation of our initial public offering or a sale of the Company. The grant date fair value of the performance-based stock option based on probable outcome of the applicable performance metrics was $114,995, and was the same as the grant date fair value of such performance-based option, based on maximum level of achievement of the applicable performance metrics.

(7)	Ms. Sharp joined our board of directors on January 18, 2024.
(8)

As of December 31, 2024, Ms. Sharp held options for the purchase of 52,261 shares of common stock. In September 2024, Ms. Sharp was granted an option for the purchase of 13,356 shares of our common stock, which vests based on the satisfaction of both a service-based condition and a performance-based condition, related to the consummation of our initial public offering or a sale of the Company. The grant date fair value of the performance-based stock option based on probable outcome of the applicable performance metrics was $114,995, and was the same as the grant date fair value of such performance-based option, based on maximum level of achievement of the applicable performance metrics.
(9)

As of December 31, 2024, Dr. Simson held options for the purchase of 13,356 shares of common stock. In September 2024, Dr. Simson was granted an option for the purchase of 13,356 shares of our common stock, which vests based on the satisfaction of both a service-based condition and a performance-based condition, related to the consummation of our initial public offering or a sale of the Company. The grant date fair value of the performance-based stock option based on probable outcome of the applicable performance metrics was $114,995, and was the same as the grant date fair value of such performance-based option, based on maximum level of achievement of the applicable performance metrics.

(10)

As of December 31, 2024, Dr. Tong held options for the purchase of 13,356 shares of common stock. In September 2024, Dr. Tong was granted an option for the purchase of 13,356 shares of our common stock, which vests based on the satisfaction of both a service-based condition and a performance-based condition, related to the consummation of our initial public offering or a sale of the Company. The grant date fair value of the performance-based stock option based on probable outcome of the applicable performance metrics was $114,995, and was the same as the grant date fair value of such performance-based option, based on maximum level of achievement of the applicable performance metrics.

Director Engagement Letters

Ms. Shalini Sharp joined our board of directors on January 18, 2024. Pursuant to her director engagement letter with the Company, Ms. Sharp was entitled to receive an initial stock option grant for the purchase of 29,034 shares of our common stock that vests in 16 equal quarterly installments over four years, subject to continued service through each applicable vesting date. The stock options are subject to full accelerated vesting upon a “sale event” (as defined in our 2021 Stock Option and Grant Plan, as amended from time to time (the “2021 Plan”)). In addition, pursuant to Ms. Sharp’s director engagement letter, she is entitled to receive an annual cash retainer of $30,000, payable quarterly, as well as reimbursement for reasonable expenses incurred in attending board of directors’ meetings in accordance with our generally applicable reimbursement policies.

Equity Grants to Directors Prior to our Initial Public Offering

In September 2024, our board of directors approved option grants to certain directors, with Mr. Bassan, Drs. Coulie, Ezekowitz, Simson and Tong and Ms. Sharp each being granted an option to purchase 13,356 shares of our common stock (“Director Options”). The Director Options were granted under the 2021 Plan and have an exercise price per share equal to $6.81. The vesting commencement date for such Director Options was the effective date of our initial public offering. 1/16th of the Director Options will vest in each quarterly installment following the vesting commencement date in each case subject to the applicable optionee’s continued service relationship with the Company through each such vesting date. Upon a “sale event” (as defined in the 2021 Plan), all of the unvested shares subject to the Director Options will vest immediately prior to the sale event, subject to the applicable optionee’s continued service relationship with the Company.

In addition, in March 2024, Ms. Sharp and Dr. Coulie each received an option grant to purchase 9,871 shares of our common stock (“Additional Director Options”), which vests as follows: 1/16th of the Additional Director Options will vest in each quarterly installment following the vesting commencement date in each case subject to the applicable optionee’s continued service relationship with the Company through each such vesting date. The Additional Director Options were granted under the 2021 Plan and have an exercise price per share equal to $2.76. The vesting commencement date for such Additional Director Options was March 1, 2024. Upon a “sale event” (as defined in the 2021 Plan), all of the unvested shares subject to the Additional Director Options will vest immediately prior to the sale event, subject to the applicable optionee’s continued service relationship with the Company.

Non-Employee Director Compensation Policy

Our board of directors adopted a non-employee director compensation policy that became effective upon consummation of our initial public offering. This policy is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under the current policy, each director who is not an employee will be paid cash compensation as set forth below:

Annual Retainer for Board Membership:
Members	$40,000
Additional retainer for non-executive chair	$30,000
Additional Annual Retainer for Committee Membership:
Audit Committee:
Members (other than chair)	$7,500
Chair	$15,000
Compensation Committee:
Members (other than chair)	$6,000
Chair	$12,000
Nominating and Corporate Governance Committee:
Members (other than chair)	$5,000
Chair	$10,000

In addition, the non-employee director compensation policy provides that, upon initial election or appointment to our board of directors, each non-employee director will be granted a one-time stock option to purchase 33,246 shares of our common stock (Director Initial Grant). The Director Initial Grant will vest in equal monthly installments over three years following the grant date, subject to continued service through the applicable vesting date. The Director Initial Grant will expire ten years from the date of grant and have an exercise price per share equal to the fair market value of our common stock on the date of grant.

Furthermore, on the date of each annual meeting of stockholders, each non-employee director who continues as a non-employee director following such meeting will be granted an annual stock option to purchase 16,623 shares of our common stock (Director Annual Grant). The Director Annual Grant will vest in full upon the earlier of (i) the first anniversary of the date of grant or (ii) the date of the next annual meeting of our stockholders, subject to continued service through the applicable vesting date. If a non-employee director joins our board of directors on a date other than the date of the annual meeting of our stockholders, then in lieu of the Director Annual Grant, such non-employee director will be granted a prorated portion of the Director Annual Grant corresponding to such partial year of service at the next annual meeting of stockholders. The pro-rated Director Annual Grant will vest in full upon the earlier of (A) the first anniversary of the date of grant or (B) the date of the next annual meeting of our stockholders, subject to continued service through the applicable vesting date. The Director Annual Grant (including any pro-rata portions thereof) will expire ten years from the date of grant and have an exercise price per share equal to the fair market value of our common stock on the date of grant.

The Director Initial Grants and the Director Annual Grants (including any pro-rata portions thereof) are subject to full accelerated vesting upon the sale of the Company.

The aggregate amount of compensation, including both equity compensation and cash compensation, paid to any non-employee director for service as a non-employee director in a calendar year period will not exceed $1,000,000 in the first calendar year such individual becomes a non-employee director and $750,000 in any other calendar year.

We will reimburse all reasonable out-of-pocket expenses incurred by directors for their attendance at meetings of our board of directors or any committee thereof.

Equity Compensation Plan Information

The following table provides information as of December 31, 2024 with respect to the shares of our common stock that may be issued under our existing equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders(2)	2,938,982	(3)	$4.64	4,113,317	(4)
Equity compensation plans not approved by security holders	—		—	—

Total	2,938,982		$4.64	4,113,317

1.	The weighted average exercise price is calculated based solely on outstanding stock options.
2.	Includes the 2021 Plan, the 2024 Plan and our 2024 Employee Stock Purchase Plan (the “2024 ESPP”).
3.	Includes 2,938,982 shares subject to options that were outstanding as of December 31, 2024 that were issued under the 2021 Plan and the 2024 Plan.
4.

As of December 31, 2024, an aggregate of 4,113,317 shares of common stock were available for issuance under the 2024 Plan and 2024 ESPP. The Company no longer makes grants under the 2021 Plan. The 2024 Plan provides that the number of shares reserved and available for issuance under the 2024 Plan will automatically increase on January 1, 2025 and each January 1 thereafter, by five percent of the outstanding number of shares of common stock on the immediately preceding December 31 or such lesser number of shares as determined by the compensation committee. The shares of common stock underlying any awards under the 2024 Plan and the 2021 Plan that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of stock, expire or are otherwise terminated (other than by exercise) will be added back to the shares of common stock available for issuance under the 2024 Plan. Shares of our common stock available for issuance as of December 31, 2024 pursuant to the 2024 Plan excludes the 2,221,125 shares that were added to the plan as a result of the automatic annual increase on January 1, 2025. The 2024 ESPP provides that the number of shares of common stock that may be issued under the 2024 ESPP shall cumulatively increase beginning on January 1, 2026 and each January 1 thereafter through January 1, 2034, by the least of (i) 369,402 shares of common stock, (ii) one percent of the outstanding number of shares of common stock on the immediately preceding December 31 or (iii) such number of shares of common stock as determined by the compensation committee.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions

Other than the compensation agreements and other arrangements for our named executive officers and our directors described under the section titled “Executive and Director Compensation” in this proxy statement and the transactions described below, since January 1, 2023, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which:

•	the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets amounts at December 31, 2023 and 2024); and

•

any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

Private Placement of Securities

Series B Convertible Preferred Stock Financing

In 2023 and 2024, we issued and sold an aggregate of 121,657,452 shares of our Series B convertible preferred stock at a purchase price of $1.23297 per share for an aggregate purchase price of $150.0 million in multiple closings.

Every 8.6103 shares of our Series B convertible preferred stock converted into approximately one share of our common stock immediately prior to the completion of our IPO. The following table summarizes the shares of our Series B convertible preferred stock issued to our related parties:

Stockholder(1)	Series B Convertible Preferred Stock	Total Purchase Price
Third Rock Ventures VI, L.P.(2)	24,737,017	$30,499,999.86
Entities affiliated with RA Capital(3)	24,331,492	$29,999,999.72
Samsara BioCapital, L.P.(4)	8,516,022	$10,499,999.66

(1)	Additional details regarding certain of these stockholders and their equity holdings are provided in this proxy statement under the section titled “Principal Stockholders.”
(2)

Entities affiliated with Third Rock Ventures beneficially own more than 5% of our outstanding capital stock. Dr. Tong and Dr. Ezekowitz, members of our board of directors, serve as Partner and Advisory Partner at Third Rock Ventures, respectively.

(3)

Represents (i) 14,598,896 shares of our Series B convertible preferred stock purchased by RA Capital Healthcare Fund, L.P. (“RA Capital Healthcare”) and (ii) 9,732,596 shares of our Series B convertible preferred stock purchased by RA Capital Nexus Fund III, L.P. (“RA Capital Nexus” and, together with RA Capital Healthcare, “RA Capital”). Dr. Simson, a member of our board of directors, is a Partner at RA Capital. Entities affiliated with RA Capital collectively beneficially own more than 5% of our outstanding capital stock.

(4)	Samsara beneficially owns more than 5% of our outstanding capital stock. Mr. Bassan, a member of our board of directors, is a Principal at Samsara.

Agreements with Our Stockholders

In connection with our Series A and B convertible preferred stock financings, we entered into an investors’ rights agreement and stockholders agreement containing registration rights, information rights, voting rights, and rights of first refusal, among other things, with certain holders of our convertible preferred stock and certain holders of our common stock, including holders of more than 5% of our capital stock and entities with which certain of our directors and officers are affiliated. Pursuant to our amended and restated investors’ rights agreement (as amended, the investor rights agreement), entities affiliated with Biotechnology Value Fund and RA Capital were each granted the right to designate a board observer in a nonvoting capacity, which right will terminate upon the completion of this offering. These agreements terminated upon the completion of our IPO, except for the registration rights granted under the investor rights agreement, which continued in effect following the completion of our IPO and entitle the holders of such rights to demand that we file a registration statement, subject to certain limitations, and to request that their shares be covered by a registration statement that we are otherwise filing.

Management Rights Letters

In connection with our Series A and B convertible preferred stock financings, we entered into management rights letters with certain purchasers of our convertible preferred stock, including holders of more than 5% of our capital stock and entities with which certain of our directors or officers are affiliated, pursuant to which such entities were granted certain management rights, including the right to consult with and advise our management on significant business issues, review our operating plans, examine our books and records and inspect our facilities. These management rights letters terminated upon completion of our IPO.

Side Letter with Goldman

In connection with our Series B convertible preferred stock financing, we entered into a side letter agreement (the “Goldman side letter”) with entities affiliated with Goldman Sachs & Co. LLC (“Goldman”), which collectively hold more than 5% of our outstanding capital stock. Pursuant to the Goldman side letter, Goldman was granted the right to designate a board observer in a nonvoting capacity, which right terminated upon the completion of our IPO. Certain of our obligations under the Goldman side letter remained in effect after the completion our IPO, including our obligations to defend, indemnify and hold Goldman harmless for any damages, liabilities, losses, taxes, fines, penalties and reasonable costs and expenses arising out of third-party or governmental claims related to Goldman’s status as a securityholder, subject to certain limitations and exceptions.

Service Agreement with Third Rock Ventures

Third Rock Ventures, a beneficial owner of more than 5% of our outstanding capital stock, has provided us with certain consulting services, including without limitation, business, technical, financial, IT, and scientific advice related to our business pursuant to a service agreement with Third Rock Ventures, dated August 25, 2021 (“TRV service agreement”). Dr. Finer, our President, Chief Executive Officer and a member of our directors, is a Venture Partner at Third Rock Ventures. In addition, Dr. Tong, a member of our board of directors, and Dr. Ezekowitz, a member of our board of directors and our former interim Chief Medical Officer, are each affiliated with Third Rock Ventures. Dr. Ezekowitz served as our former interim Chief Medical Officer from January 2022 to September 2024 and did not receive any cash compensation from us for his service as our former interim Chief Medical Officer, as his services were provided to us through the TRV service agreement. For the fiscal years ended December 31, 2023 and 2024, we incurred costs totaling $0.3 million and $0.3 million, respectively, for the services provided to us by Third Rock Ventures, which included, among other things, the services of Dr. Ezekowitz in his capacity as our former interim Chief Medical Officer. Drs. Tong and Ezekowitz did not receive any cash compensation from us for their services as members of our board of directors. Of the total fees we incurred under the TRV service agreement in the fiscal years ended December 31, 2023 and 2024, $0.2 million and $0.2 million, respectively, were attributed to Dr. Ezekowitz’s support in his capacity as our former interim Chief Medical Officer. Additionally, as compensation for Dr. Ezekowitz’s services as our former interim Chief Medical Officer, we granted him options to purchase 26,712 shares of our common stock during the year ended December 31, 2023, and 23,227 shares of our common stock during the year ended December 31, 2024, at exercise prices of $2.76 and $2.76 per share, respectively.

Indemnification Agreements

Our certificate of incorporation provides that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. In addition, we enter into indemnification agreements with our officers and directors that may be broader in scope than the specific indemnification provisions contained in the Delaware General Corporation Law (“DGCL”). See “Limitation of Liability and Indemnification of Officers and Directors” below for additional information regarding these agreements.

Limitation of Liability and Indemnification of Officers and Directors

As permitted by Delaware law, provisions in our certificate of incorporation and bylaws limit or eliminate the personal liability of directors and officers for a breach of their fiduciary duty of care as a director or officer. The duty of care generally requires that, when acting on behalf of the corporation, a director or officer exercises an informed business judgment based on all material information reasonably available to him or her. Consequently, a director or officer will not be personally liable to us or our stockholders for monetary damages or breach of fiduciary duty as a director or officer, except for liability for:

•	any breach of the director’s or officer’s duty of loyalty to us or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	for directors, any act related to unlawful stock repurchases, redemptions or other distributions or payments of dividends;

•	for officers, any derivative action by or in the right of our Company; or

•	any transaction from which the director or officer derived an improper personal benefit.

These limitations of liability do not limit or eliminate our rights or any stockholder’s rights to seek non- monetary relief, such as injunctive relief or rescission. These provisions will not alter a director’s or officer’s liability under other laws, such as the federal securities laws or other state or federal laws. Our certificate of incorporation also authorizes us to indemnify our officers, directors and other agents to the fullest extent permitted under Delaware law.

As permitted by Delaware law, our bylaws provide that:

•	we will indemnify our directors, officers, employees and other agents to the fullest extent permitted by law;

•	we must advance expenses to our directors and officers, and may advance expenses to our employees and other agents, in connection with a legal proceeding to the fullest extent permitted by law; and

•	the rights provided in our bylaws are not exclusive.

If Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director or officer, then the liability of our directors or officers will be so eliminated or limited to the fullest extent permitted by Delaware law, as so amended. Our bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in connection with their services to us, regardless of whether our bylaws permit such indemnification. We have obtained such insurance.

In addition to the indemnification provided for in our certificate of incorporation and bylaws, we enter into indemnification agreements with our directors and executive officers. These indemnification agreements require us, among other things, to indemnify our directors and executive officers for some expenses, including attorneys’ fees, expenses, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of his or her service as one of our directors or executive officers or any other company or enterprise to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable.

There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

Policies for Approval of Related Party Transactions

Our board of directors reviews and approves transactions with directors, executive officers, and holders of 5% or more of our voting securities and their affiliates, each a related party. The material facts as to the related party’s relationship or interest in the transaction were disclosed to our board of directors prior to their consideration of such transaction, and the transaction was not considered approved by our board of directors unless a majority of the directors who are not interested in the transaction approved the transaction. Further, when stockholders are entitled to vote on a transaction with a related party, the material facts of the related party’s relationship or interest in the transaction were disclosed to the stockholders, who must approve the transaction in good faith.

In connection with our IPO, we adopted a written related party transactions policy that provides that such transactions must be approved by our audit committee. Pursuant to this policy, our audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related parties in which the aggregate amount involved exceeds $120,000 (or, if less, 1% of the average of our total assets in a fiscal year) and in which a related party has a direct or indirect interest. For purposes of this policy, a related party will be defined as a director, executive officer, nominee for director, any security holder known by us to beneficially own more than 5% of any class of our voting securities, and their immediate family members.

PRINCIPAL STOCKHOLDERS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of April 21, 2025 by:

•	each of our directors;

•	each of our named executive officers;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, who is known by us to be a beneficial owner of greater than 5% of our common stock.

The column entitled “Shares Beneficially Owned” is based on a total of 44,515,703 shares (including 420,626 shares of unvested restricted common stock subject to repurchase or forfeiture) of our common stock outstanding as of April 21, 2025.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of April 21, 2025, are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Septerna, Inc., 250 East Grand Avenue, South San Francisco, CA 94080.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders
Entities affiliated with Third Rock Ventures(1)	10,428,919	23.4%
Entities affiliated with RA Capital(2)	6,997,527	15.7%
Samsara BioCapital, L.P.(3)	2,768,520	6.2%
Driehaus Capital Management LLC(4)	2,589,553	5.8%
Directors and Named Executive Officers
Jeffrey Finer, M.D., Ph.D.(5)	1,124,193	2.5%
Jae B. Kim, M.D.	—	*
Liz Bhatt, M.S., M.B.A.(6)	246,857	*
Jeffrey Tong, Ph.D.(1)(7)	1,669	*
Abraham Bassan, M.S.(8)	1,669	*
Bernard Coulie, M.D., Ph.D., M.B.A.(9)	15,641	*
Alan Ezekowitz, M.D., D. Phil.(10)	169,705	*
Shalini Sharp, M.B.A.(11)	13,826	*
Jake Simson, Ph.D.(12)	1,669	*
All executive officers and directors as a group (13 persons)(13)	1,910,114	4.3%

*	Represents beneficial ownership of less than 1%.
(1)

Based on information available to the Company and filed on a Form 4 by Third Rock Ventures VI, L.P. (“TRV VI”) on February 26, 2025, with the SEC. Consists of (i) 4,211,659 shares of common stock held by TRV VI, (ii) 6,215,591 shares of common stock held by Third Rock Ventures V, L.P. (“TRV V”), and (iii) 1,669 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 21,

2025 held by Jeffrery Tong, Ph.D., a member of our board of directors, for the benefit of Third Rock Ventures, LLC. The general partner of TRV VI is Third Rock Ventures GP VI, L.P. (“TRV GP VI”). The general partner of TRV GP VI is TRV GP VI, LLC (“TRV GP VI LLC”). The general partner of TRV V is Third Rock Ventures GP V, L.P. (“TRV GP V”). The general partner of TRV GP V is TRV GP V, LLC (“TRV GP V LLC”). Abbie Celniker, Ph.D., Robert Tepper, M.D., Reid Huber, Ph.D., Dr. Tong, Kevin Gillis, Neil Exter, and Cary Pfeffer, M.D. are the managing members of TRV GP V LLC and TRV GP VI LLC and collectively make voting and investment decisions with respect to shares held by TRV V and TRV VI. David Kaufman is also a managing member of TRV GP VI LLC and contributes to voting decisions with respect to shares held by TRV VI. The address of the entities and individuals named in this footnote is 201 Brookline Avenue, Suite 1401, Boston, Massachusetts 02215.
(2)

Based on information available to the Company and filed on a Schedule 13D by RA Capital Management, L.P. (“RA Capital”) on November 4, 2024, with the SEC. Consists of (i) 5,523,915 shares of common stock held by RA Capital Healthcare Fund, L.P. (“RA Healthcare”), (ii) 1,471,943 shares of common stock held by RA Capital Nexus Fund III, L.P. (“RA Nexus”) and (iii) 1,669 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 21, 2025 held by Jake Simson, Ph.D., a member of our board of directors, for the benefit of RA Capital. RA Capital is the investment manager for RA Healthcare and RA Nexus. The general partner of RA Capital is RA Capital Management GP, LLC (“RA Capital GP”), of which Peter Kolchinsky and Rajeev Shah are the managing members. RA Capital, RA Capital GP, Peter Kolchinsky and Rajeev Shah may be deemed to have voting and investment power over the shares held of record by RA Healthcare and RA Nexus. RA Capital, RA Capital GP, Peter Kolchinsky, and Rajeev Shah disclaim beneficial ownership of such shares, except to the extent of any pecuniary interest therein. The address of the entities and individuals named in this footnote is 200 Berkeley Street, 18th Floor, Boston, Massachusetts 02116.

(3)

Based solely on a Schedule 13G filed by Samsara BioCapital L.P. (“Samsara LP”) on November 4, 2024, with the SEC. As of close of business on November 4, 2024, Samsara LP beneficially owned 2,768,520 shares of common stock. Samsara BioCapital GP, LLC (“Samsara LLC”) is the general partner of Samsara LP and may be deemed to beneficially own the shares held by Samsara LP. Srinivas Akkaraju, M.D., Ph.D. has the voting and investment power over the shares held by Samsara GP, and, accordingly, may be deemed to beneficially own the shares held by Samsara LP. Samsara LLC disclaims beneficial ownership in these shares except to the extent of its respective pecuniary interest therein. The address of Dr. Akkaraju and each of the entities listed in this footnote is 628 Middlefield Road, Palo Alto, California 94301.

(4)

Based solely on a Schedule 13G filed by Driehaus Capital Management LLC (“DCM”) on February 14, 2025, with the SEC. As of close of business on February 14, 2025, DCM beneficially owned 2,589,553 shares of common stock. These shares are held by numerous clients on a fully discretionary basis in accounts managed by DCM. Securities held in these clients’ accounts are included to reflect that DCM may have voting power and has dispositive power. The address of DCM is 25 East Erie Street, Chicago, Illinois 60611.

(5)

Consists of (i) 826,907 shares of common stock (including unvested restricted common stock) and (ii) 297,286 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 21, 2025 held by Dr. Finer.

(6)

Consists of (i) 174,209 shares of common stock (including unvested restricted common stock) and (ii) 72,648 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 21, 2025 held by Ms. Bhatt.

(7)

Consists of 1,669 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 21, 2025 held by Dr. Tong. Under Dr. Tong’s arrangement with Third Rock Ventures, LLC, Dr. Tong holds the options for the benefit of TRV VI and TRV V and is obligated to turn over to TRV VI and TRV V any net cash or stock received upon exercise of the options. Dr. Tong therefore disclaims beneficial ownership of any options and underlying shares of common stock.

(8)	Consists of 1,669 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 21, 2025 held by Mr. Bassan.
(9)	Consists of 15,641 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 21, 2025 held by Dr. Coulie.

(10)

Consists of (i) 117,420 shares of common stock (including unvested restricted common stock) and (ii) 52,285 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 21, 2025 held by Dr. Ezekowitz.

(11)	Consists of 13,826 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 21, 2025 held by Ms. Sharp.
(12)

Consists of 1,669 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 21, 2025 held by Dr. Simson. Under Dr. Simson’s arrangement with RA Capital, Dr. Simson holds the stock options for the benefit of RA Healthcare Fund and RA Nexus. Dr. Simson is obligated to turn over to RA Capital any net cash or stock received upon exercise of the options, which will offset advisory fees owed by RA Healthcare and RA Nexus. Dr. Simson therefore disclaims beneficial ownership of any options and underlying shares of common stock.

(13)

Consists of (i) 1,355,972 shares of common stock (including unvested restricted common stock) and (ii) 554,142 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 21, 2025.

REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to:

•	the integrity of Septerna’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements;

•	the qualifications, independence, and performance of Septerna’s independent registered public accounting firm;

•	the performance of Septerna’s internal audit function, if any; and,

•	other matters as set forth in the charter of the audit committee approved by the board of directors.

The audit committee reviews the Company’s financial disclosures and meets privately, outside the presence of management, with the independent registered public accounting firm. The audit committee also reviews the performance of the independent registered public accounting firm in the annual audit of Septerna’s financial statements and in assignments unrelated to the audit (if any), and reviews the independent registered public accounting firm’s fees. The audit committee provides the board of directors such information and materials as it may deem necessary to apprise the board of directors of financial matters requiring its attention. In addition, the audit committee reviews and reassesses our charter annually and recommends any changes to the board of directors for approval.

Management is responsible for the preparation of Septerna’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Septerna’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”), and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements of Septerna for the fiscal year ended December 31, 2024. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communications from the independent registered public accounting firm confirming its independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm its independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements of Septerna be included in Septerna’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS OF

SEPTERNA, INC.

Shalini Sharp, M.B.A. (Chair)

Abraham Bassan, M.S.

Jeffrey Tong, Ph.D.

April 29, 2025

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Septerna, Inc., 250 East Grand Avenue, South San Francisco, CA 94080, Attention: Corporate Secretary, telephone: (650) 338-3533. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2026 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 30, 2025. However, if the date of the 2026 annual meeting of stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our Proxy Materials for the 2026 annual meeting of stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Septerna, Inc., 250 East Grand Avenue, South San Francisco, CA 94080, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our Corporate Secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2025 annual meeting of stockholders, the required notice must be received by our Corporate Secretary at our principal executive offices no earlier than February 17, 2026, and no later than March 19, 2026. Stockholder proposals and the required notice should be addressed to Septerna, Inc., 250 East Grand Avenue, South San Francisco, CA 94080, Attention: Corporate Secretary.

Any stockholder recommendation for a director nominee must be submitted to the Company not less than 120 calendar days prior to the date on which the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company in accordance with the additional requirements set forth in Rule 14a-19(b). Stockholder proposals and the required notice should be addressed to our Corporate Secretary at our principal executive offices at the address set forth above.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC is accessible free of charge on our website at www.Septerna.com. You can request a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, except for exhibits, free of charge by sending a written request to Septerna, Inc., 250 East Grand Avenue, South San Francisco, CA 94080, Attention: Corporate Secretary. Please include your contact information with the request.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov. You may also access any document we file with the SEC on our website at www.Septerna.com. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement, and you should not consider that information a part of this proxy statement.

You should rely on the information contained in this document to vote your shares at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated April 29, 2025. You should not assume that the information contained in this document is accurate as of any date other than that date, and the provision of this document to stockholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

septerna

SCAN TO
VIEW MATERIALS & VOTE

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 16, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes submitted through the mail must be received prior to June 17, 2025.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V71470-P29068 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

SEPTERNA, INC.

1. Election of Directors

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting – Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 16,2025 Have your proxy card in hand when you access the website and follow the instruction to obtain your record to create an electronic voting instructions form. During The Meeting Go to www.virtualshareholdermeeting.com/SEPN2025 You may attend the meeting vis the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHON E—1-800-690-6903 Use any touch tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 16,2025. Have your proxy card in hand when you call and the follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid we have provided or return it to Vote processing to Brostbridge, S1 Mar codas Way Redwoods NY 11717.Vote submitted through the mail must be received prior to June 17,2025. V7W0-P2MB KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION CNLY TO VOTE, BLOCKS BELOW IN BLUE OR BL AC K INK AS FOLLOWS: THS PROXY CARD E VALID OHLT WHEN SIGNED AND DATED. SEPTEMA, INC The Board of Directors recommends you vote FOR the following proposal: I. Election OF Directors Nominees For Withhold 1a. Abraham Basin, MS. 1 b. Alan Ezekwttz, M.D., D. Phil. The Board of Directors recommends you vote FOR the following proposal. For Against Abstain 2. Ratification of the appointment of Ernst. & Young LLP as the Company’s Independent registered public accounting firm for the year ending December 31, 2025. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney: executor, administrator, or other fiduclary please give full title as such. Joint owners should each sign personally, all holders must sign, if a corporation or partnership, please sign in fill corporate or partnership name by authorized officer. Signature (PLEASE SIGN WITHN BOX] Date Signature(Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders to be Held Online on June 17. 2025: The Notice, Proxy Statement and 2024 Annual Report are available for viewing, printing and downloading at www.proxyvarte.com. V7I471-P2W6E SEPTERNA. INC. 2025 ANNUAL MEETING OF STOCKHOLDERS JUNE 17, 2025 2:00 PM PST THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder) hereby appoint(s) Jeffrey Finer, M.D,Ph.D. and GiI M.Labrucherie, CFA,J.D., or either of them. as proxies, each with the power to appoint his substitute, and hereby authorize(s)them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common. Stock of Septerna, Inc. that the undersigned stockholder(s) is/are entitled to vote at the 2025 Annual Meeting of Stockholders to be held at 2:00 pm PST, on June 17, 2025 virtually at www.virtual shareholdermeeting.com/SEPN2025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on the reverse side